UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KAIVAL BRANDS INNOVATIONS GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Kaival Brands Innovations Group, Inc.

Annual Meeting of Stockholders

May 23, 2022

Notice and Proxy Statement

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Monday, May 23, 2022

Dear Fellow Kaival Brands Stockholders:	May 3, 2022

It is our pleasure to invite you to this year’s Annual Meeting of the Stockholders of Kaival Brands Innovations Group, Inc. (the “Annual Meeting”). Due to the continued public health impact of the coronavirus (“COVID-19”) pandemic, and out of concern for the health and safety of our stockholders, directors, and members of management, the Annual Meeting will be held on Monday, May 23, 2022 at 11:00 a.m., Eastern Time, in a virtual meeting format only. There will be no physical location for stockholders to attend the Annual Meeting. Stockholders will be able to listen and vote, regardless of their physical location, by logging on to https://web.lumiagm.com/223931362 using the meeting password and the 12-digit control number found in the proxy materials previously distributed to you. The password for the meeting is kbig2022. If you hold your shares through an intermediary, such as a bank, broker, or other nominee, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name, address, and email address to VStock Transfer, LLC at vote@vstocktransfer.com .. Please reference “Kaival Brands 2022 Annual Meeting May 23, 2022” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. You will receive a confirmation email from VStock Transfer, LLC of your registration. If you plan to participate in the Annual Meeting, please see the Instructions for the Virtual Annual Meeting section in the attached Proxy Statement. The purpose of the Annual Meeting is to vote on the following:

1.	To elect directors to our Board of Directors;

2.	To approve our Amended and Restated 2020 Stock and Incentive Compensation Plan;

3.	To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in this Proxy Statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K (the “say-on-pay vote”);

4.	To hold a stockholder advisory vote on the frequency that stockholder advisory votes to approve the compensation of our named executive officers will be taken (a “say-on-frequency” vote);

5.	To ratify the selection of MaloneBailey, LLP, as our independent registered public accounting firm; and

6.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on Monday, May 2, 2022 will be entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. The enclosed Notice and Proxy Statement contain details concerning the foregoing items and any other business to be conducted at the Annual Meeting, as well as information on how to vote your shares. Other detailed information about us and our operations, including our audited financial statements, are included in our Annual Report on Form 10-K for the year ended October 31, 2021, as amended by Amendment No. 1 to our Annual Report on Form 10-K for the year ended October 31, 2021 (collectively, the “Annual Report”), a copy of which is enclosed. We urge you to read and consider these documents carefully.

Your vote is very important. Whether or not you expect to participate in the Annual Meeting, we urge you to cast your vote and submit your proxy in advance of the Annual Meeting. You can vote by Internet or mail as follows:

By Internet	By Mail
At the website listed on your enclosed proxy card or voting instruction form	Sign, date, and return the enclosed proxy card or voting instruction form

/s/ Nirajkumar Patel
Nirajkumar Patel
Chief Executive Officer and Director

4460 Old Dixie Highway * Grant * Florida * 32949

KAIVAL BRANDS INNOVATIONS GROUP, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held Monday, May 23, 2022

This Proxy Statement (this “Proxy Statement”), and the enclosed proxy card, is solicited by the Board of Directors (our “Board”) of Kaival Brands Innovations Group, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held Monday, May 23, 2022 at 11:00 a.m., Eastern Time, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from anywhere. You will be able to virtually attend the Annual Meeting by logging on to https://web.lumiagm.com/223931362 using the meeting password and the 12-digit control number found in the proxy materials previously distributed to you. The password for the meeting is kbig2022. If you hold your shares through an intermediary, such as a bank, broker, or other nominee, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name, address, and email address to VStock Transfer, LLC at vote@vstocktransfer.com . Please reference “Kaival Brands 2022 Annual Meeting May 23, 2022” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. You will receive a confirmation email from VStock Transfer, LLC of your registration.

References in this Proxy Statement to “Kaival Brands,” “we,” “us,” “our,” or the “Company” refers to Kaival Brands Innovations Group, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON MONDAY, MAY 23, 2022.

This Proxy Statement on Schedule 14A (this “Proxy Statement”), the enclosed proxy card, and the Annual Report on Form 10-K for the fiscal year ended October 31, 2021, as amended by Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended October 31, 2021 (collectively, the “Annual Report”) are all available at https://kaivalbrands.com/proxy-materials. With respect to the Annual Meeting and all of our future stockholder meetings, please contact Eric Mosser, Chief Operating Officer and Secretary, at investors@kaivalbrands.com, or by sending your written request to Corporate Secretary, Kaival Brands Innovations Group, Inc., 4460 Old Dixie Highway, Grant, Florida 32949, to request a copy of the proxy statement, annual report, or proxy card, or to obtain information regarding such meeting.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. The person you designate is your “proxy,” and, by submitting a proxy card, you give the proxy the authority to vote your shares. We have designated Paul Reuter, Chairman of the Board, as proxy for the Annual Meeting.

Why am I receiving these materials?

You are receiving these proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting for the purposes set forth herein. This Proxy Statement provides you with information on the matters to be voted on at the Annual Meeting as well as instructions on how to vote.

We intend to mail this Proxy Statement and accompanying proxy card on or about Friday, May 6, 2022 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

You can vote if, as of the close of business on Thursday, May 2, 2022 (the “Record Date”), you were a stockholder of record of the Company’s common stock, par value $0.001 per share (our “Common Stock”), our only class of voting stock issued and outstanding. On the Record Date, there were 31,166,090 shares of our Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote through the Internet prior to the Annual Meeting to ensure your vote is counted. Even if you vote by proxy, you may still vote at the virtual Annual Meeting. In order to virtually attend the Annual Meeting, please log on to https://web.lumiagm.com/223931362 using the meeting password and the 12-digit control number found in the proxy materials previously distributed to you. The password for the meeting is kbig2022.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not direct your broker how to vote your shares, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (resulting in a “broker non-vote”). The ratification of the appointment of our independent registered public accounting firm, MaloneBailey, LLP (“MaloneBailey”), under Proposal 5 is a “discretionary” matter. The following Proposals are “non-discretionary” items: (i) election of directors under Proposal 1; (ii) the approval of our Amended and Restated 2020 Stock and Incentive Compensation Plan (the “A&R Plan”) under Proposal 2; (iii) the stockholder advisory vote on the compensation of our named executive officers disclosed in this Proxy Statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K (the “say-on-pay vote”), under Proposal 3; and (iv) the stockholder advisory vote on the frequency that stockholder advisory votes to approve the compensation of our named executive officers will be taken (a “say-on-frequency” vote); under Proposal 4.

You are also invited to virtually participate in the Annual Meeting. However, since you are not the stockholder of record, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name, address, and email address to VStock Transfer, LLC at vote@vstocktransfer.com . Please reference “Kaival Brands 2022 Annual Meeting May 23, 2022” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. You will receive a confirmation email from VStock Transfer, LLC of your registration.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of the Record Date.

What am I voting on?

The following matters are scheduled for the Annual Meeting: (i) the election of five directors to our Board; (ii) the approval of our A&R Plan; (iii) an advisory say-on-pay vote; (iv) an advisory say-on-frequency vote; and (v) the ratification of the selection of Marcum as our independent registered public accounting firm. A vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.

What are my voting choices for each of the items to be voted on at the Annual Meeting?

Proposal	Board Recommendation	Voting Choices	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1 – Election of Director Nominees	FOR each nominee	● Vote “For” any or all of the nominees listed ● Vote “Withhold” to withhold your vote for any or all of the nominees listed	Majority of shares present	None	None

2 – Approval of the A&R Plan	FOR	● Vote “For” the approval of the A&R Plan ● Vote “Against” the approval of the A&R Plan ● Abstain from voting on this proposal	Majority of shares present	Treated as votes against proposal	None

3 – Approval of the compensation of our named executive officers	FOR	● Vote “For” the approval of the compensation of our named executed officers ● Vote “Against” the approval of the compensation of our named executive officers ● Abstain from voting on this item	Majority of shares present	Treated as votes against proposal	None

4 – Determine the frequency of the say-on-pay vote	FOR

● Vote “Every 1 year” to hold the say-on-pay vote annually

● Vote “Every 2 years” to hold the say-on-pay vote every two years

● Vote “Every 3 years” to hold the say-on-pay vote every three years

● Abstain from voting on this proposal

			Plurality of the votes cast	Treated as votes against proposal	None

5 – Ratification of the appointment of MaloneBailey as our independent registered public accounting firm	FOR	● Vote “For” the ratification of the appointment ● Vote “Against” the ratification of the appointment ● Abstain from voting on this proposal	Approved, on a non-binding advisory basis, if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	Brokers have discretion to vote

Information about cumulative voting

Cumulative voting is not permitted under our Restated Certificate of Incorporation (“Certificate of Incorporation”) or our Bylaws (“Bylaws”).

Are there interests of certain persons in matters to be acted upon?

No person who has been a director or officer of ours at any time since the beginning of fiscal 2021, a director nominee, or any associate of any such persons, has any substantial interest, direct or indirect, in any of the proposals to be voted upon that differs from that of other stockholders, other than: (i) Proposal 1, the election of directors; (ii) Proposal 2, the approval of our A&R Plan; and (iii) Proposal 3, the say-on-pay vote.

Instructions for the virtual Annual Meeting

Participating in the virtual Annual Meeting

Due to the continued public health impact of the coronavirus (“COVID-19”) pandemic, this year’s Annual Meeting will be a virtual annual meeting. There will be no physical meeting location. A virtual meeting format offers the same participation opportunities as those opportunities available to stockholders at in-person meetings. Stockholders will be able to listen and vote. To participate in the Annual Meeting, you must log on to https://web.lumiagm.com/223931362 using the meeting password and the 12-digit control number found in the proxy materials distributed to you. The password for the meeting is kbig2022. For registered stockholders, your 12-digit control number can be found on the proxy card. If you hold your shares through an intermediary, such as a bank, broker, or other nominee, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker, or nominee reflecting your holdings, along with your name, address, and email address to VStock Transfer, LLC at vote@vstocktransfer.com .. Please reference “Kaival Brands 2022 Annual Meeting May 23, 2022” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to registered as far in advance as possible. You will receive a confirmation email from VStock Transfer, LLC of your registration.

The Annual Meeting will begin promptly at 11:00 a.m., Eastern Time, on Monday, May 23, 2022. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin 60 minutes prior to the start of the Annual Meeting. You should allow ample time to ensure your ability to access the meeting.

We will hold our question-and-answer session with management immediately following the conclusion of the Annual Meeting. You may submit a question in advance of the Annual Meeting by sending us an email to our Investor Relations department at investors@kaivalbrands.com with “Question – 2022 Annual Meeting” in the subject line by 5:00 p.m., Eastern Time, on May 18, 2022. Only questions pertinent to meeting matters will be considered. We will attempt to answer as many questions as time permits. Questions that are substantially similar may be grouped and answered together to avoid repetition. The Chair of the Annual Meeting has broad authority to conduct the Annual Meeting in an orderly manner.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting website during the check-in time or during the Annual Meeting?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please click on the “Help” icon button in the virtual meeting platform for assistance.

As a controlled company, how does the voting power of our principal stockholder affect approval of the proposals being voted on at the Annual Meeting?

Kaival Holdings, LLC (“KH”), which is owned by our Chief Executive Officer and Chief Operating Officer, currently beneficially own a majority of our outstanding Common Stock and have the power to approve any action require a majority vote of the voting power of our outstanding Common Stock. As of the Record Date, KH beneficially own approximately 54.55% of the outstanding shares of our Common Stock.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

●	By Internet. To vote by proxy via the Internet, simply follow the instructions described on the proxy card.

●	By Mail. To vote by mail using the proxy card, simply complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. Your signed proxy card must be received no later than May 22, 2022 to be counted.

●	In Person. To vote in person, follow the instructions to participate in the Annual Meeting in the section titled “Participating in the Virtual Annual Meeting,” above.

Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still participate in the virtual Annual Meeting and vote electronically if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you can vote as follows:

●	By Internet. You may vote through the Internet only if your broker, bank, or other agent makes these methods available, in which case the instructions will be included with the proxy materials. If you want to vote electronically at the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent, follow the instructions from your broker, bank, or agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

●	By Mail. You should have received a proxy card and voting instructions with these proxy materials from the broker, bank, or other agent holding your shares rather than from us. To vote by mail, simply complete and mail the proxy card or voting instruction form to ensure that your vote is counted.

●	In Person. To vote in person, follow the instructions to participate in the Annual Meeting in the section titled “Participating in the Virtual Annual Meeting,” above.

What if I am a stockholder of record and return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

●	FOR each of the nominees listed under Proposal 1;

●	FOR the approval of our A&R Plan under Proposal 2;

●	FOR the compensation of our named executive officers under Proposal 3;

●	FOR “every 3 years” for approval of the frequency that stockholder advisory votes to approve the compensation of our named executive officers occurs under Proposal 4;

●	FOR the ratification of MaloneBailey as our independent registered public accounting firm under Proposal 5.

If any other matter is properly presented at the meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

What if I am a beneficial owner and do not give voting instructions to my broker?

If you fail to provide your broker with voting instructions at least ten days before the meeting, your broker will be unable to vote on the non-discretionary matters. Your broker may use his or her discretion to cast a vote on any other routine or discretionary matter.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete one of the available methods of voting for each control number you receive on each proxy card to ensure that all of your shares are voted.

What is “householding”?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more security holders sharing the same address by delivering a single copy of the proxy materials addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means convenience for security holders and cost savings for companies.

A number of brokers with account holders who are Kavial Brands stockholders will be “householding” our proxy materials. A single copy of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and also notify us by sending your written request to Investor Relations, 4460 Old Dixie Highway, Grant, Florida 32949, or by calling 833.452.4825, and indicate you are a stockholder of Kaival Brands Innovations Group, Inc. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should also contact their broker and notify us in writing or by telephone.

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy by:

●	submitting a new proxy with a later date;

●	sending written notice of revocation to our Corporate Secretary at Kaival Brands Innovations Group, Inc., 4460 Old Dixie Highway, Grant, Florida 32949 or the address listed for our principal offices as set forth in our then-most recent filing with the SEC, in time for him to receive it before the Annual Meeting; or

●	voting electronically at the Annual Meeting if you are a stockholder of record. Simply participating virtually at the Annual Meeting will not, by itself, revoke your proxy.

Who will count votes?

Votes will be counted by the inspector of elections appointed for the Annual Meeting. The inspector of elections will also determine the number of shares of the Common Stock outstanding, the voting power, the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

What is the quorum requirement?

A majority of the issued and outstanding shares of Common Stock entitled to vote must be present at the Annual Meeting (virtually or represented by proxy) in order for us to hold the Annual Meeting and conduct business. This is called a quorum. On the Record Date, there were an aggregate of 31,166,090 outstanding shares of our Common Stock entitled to vote. Thus, 15,583,046 shares of Common Stock must be present at the Annual Meeting (virtually or represented by proxy) to have a quorum.

Your shares of Common Stock will be counted towards the quorum only if you submit a valid proxy or vote electronically at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares of Common Stock entitled to vote and present at the Annual Meeting (virtually or represented by proxy) may adjourn the meeting to another date.

No rights of appraisal

There are no rights of appraisal or similar rights of dissenters with respect to matters that are the subject of this proxy solicitation under the laws of the State of Delaware, our Certificate of Incorporation, or our Bylaws.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will report the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following such results becoming final.

When are stockholder proposals for the fiscal 2023 Annual Meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in next year’s proxy statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our Bylaws. To be considered for inclusion, stockholder proposals must be submitted in writing to Attention: Corporate Secretary, at the address listed for our principal offices as set forth in our then-most recent filing with the SEC, before Friday, January 6, 2023, which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement, and must be in compliance with all applicable laws and regulations.

If a stockholder fails to meet this deadline or fails to satisfy the requirements of SEC Rule 14a-4, the persons named as proxies will be allowed to use their discretionary voting authority to vote on any such proposal or nomination as they determine appropriate if and when the matter is raised at the fiscal 2023 annual meeting.

How do I get a copy of the exhibits filed with our Annual Report?

A copy of our Annual Report, and our audited consolidated financial statements, were provided to you with this Proxy Statement. We will provide copies of the exhibits filed with our Annual Report upon written request if you are a stockholder as of the Record Date. Requests for such copies should be directed to our Corporate Secretary, at the address listed for our principal offices as set forth in our then-most recent filing with the SEC. In addition, copies of all of our electronically filed exhibits may be reviewed and printed from the SEC website at http://www.sec.gov.

PROPOSAL 1 – ELECTION OF DIRECTORS

What Am I Voting On?

Stockholders are being asked to elect five directors: Nirajkumar Patel, Eric Mosser, Paul Reuter, Roger Brooks, and George Chuang to serve for a term ending at the annual meeting of stockholders following this Annual Meeting, or until their successors have been duly elected and qualified. All are current members of our Board. Each of the nominees named below has been approved by our Board on recommendation from the Governance and Nominating Committee (the “Nominating Committee”).

If any of the nominees becomes unable or unwilling to serve as a director before the Annual Meeting, an event which is not presently anticipated, the appointed proxy may exercise discretionary authority to vote for substitute nominees proposed by the Board, or, if no substitute is selected by our Board prior to or at the Annual Meeting, for a motion to reduce the present membership of our Board to the number of nominees available.

Voting Recommendation

FOR the election of each director nominee.

Board and Committee Composition

Currently, we have five directors with each director serving until his successor is elected and qualified or until their resignation or removal.

The following table includes the names, ages and titles of our directors and executive officers. Directors are to be elected each year by our stockholders at an annual meeting. Each director holds his office until his successor is elected and qualified or resignation or removal. Executive officers are appointed by our Board. Each executive officer holds his office until he resigns or is removed by our Board or his successor is appointed and qualified.

Name	Age	Position(s)	Dates in Position or Office

Nirajkumar Patel (1)	39	Chief Executive Officer, President, Treasurer, and a Director	February 20, 2019 - Current

Eric Mosser (2)	43	Chief Operating Officer, Secretary, and a Director	February 20, 2019 - Current

Mark Thoenes	68	Interim Chief Financial Officer	June 30, 2021 - Current

Paul Reuter (3)	74	Director	March 17, 2021 - Current

Roger Brooks	77	Director	March 17, 2021 - Current

George Chuang	54	Director	June 30, 2021 - Current

(1)	Mr. Patel served as Chief Financial Officer from February 20, 2019 until June 30, 2021. Mr. Patel also serves as Chair of the Finance Committee.
(2)	Mr. Mosser serves on the Finance Committee.
(3)	Mr. Reuter serves as Chair of the Board of Directors, the Chair of the Governance and Nominating Committee, and on the Audit, Compensation, and Finance Committees.
(4)	Mr. Brooks serves as Chair of the Audit Committee and a member of the Governance and Nominating, Compensation, and Finance Committees.
(5)	Mr. Chuang serves as Chair of the Compensation Committee and a member of the Finance, Audit, and the Governance and Nominating Committees.

Biographical and Related Information – Director Nominees and Executive Officers

The following is an overview of the biographical information for each of our director nominees and executive officers, including their age, the year they became directors or officers, to the extent applicable, their principal occupations or employment for at least the past five years, and certain of their other directorships.

Nominees for Director

Nirajkumar Patel, Chief Executive Officer, President, Treasurer, and a Director

Mr. Nirajkumar Patel attended AISSMS College of Pharmacy in Pune, India and received a Bachelor of Science Degree in Pharmacy in 2004. After moving to the United States in 2005, Mr. Patel became a United States citizen in 2008 and obtained a Master’s Degree in Chemistry from the Florida Institute of Technology in 2009. Mr. Patel is a prominent local businessman in Brevard County, Florida. In 2017 and 2018, Mr. Patel served as Vice President for the Board of the Indian Association of the Space Coast, located in Brevard County, Florida. Mr. Patel founded, and has served as a Board member of, the Florida Independent Liquor Stores Owners Association since 2017. In 2013, Mr. Patel launched Just Chill Products LLC, a highly successful developer/manufacturer of high-end CBD products, and has served as its Chief Executive Officer and Chief Science Officer since 2017. In 2017, Mr. Patel created Relax Lab Inc., a producer/manufacturer of a CBD relaxation beverage, and currently serves as its Chief Executive Officer and Chief Science Officer. In 2017, Mr. Patel also created RLX Lab LLC, a producer/manufacturer of a non-CBD relaxation beverage, and currently serves as its Chief Executive Officer and Chief Science Officer. In 2017, Mr. Patel also founded KC Innovations Lab Inc., a CBD white-label manufacturing service and developer/producer of best-selling white-label CBD products including cosmetics, edibles, beverages, topicals, and vape oils, and currently serves as its Chief Executive Officer and Chief Science Officer. Additional companies that are owned by Nirajkumar Patel, the Chief Executive Officer and Chief Financial Officer of the Company, and/or his wife include Beach Food Store created in 2004, Diya Food Store created in 2010, Cloud Nine 2012 created in 2012, and JC Products of USA, LLC created in 2013. We believe that Mr. Patel is qualified to serve on our Board because of his prior and current management experience, as well as his business experience within our business industry.

Eric Mosser, Chief Operating Officer, Secretary, and a Director

Mr. Eric Mosser attended Arizona State University and studied Business Management and then graduated from Rio Salado College with an Associate’s Degree in Applied Science in Computer Technology in 2004. With extensive previous corporate work history in Information Technology, Mr. Mosser worked from 2012 to 2014 as Director of Information Technology at Timbercon Inc., a fiber-optic design company and ITAR manufacturing facility in Oregon. In 2014, Mr. Mosser created Lasermycig LLC, a specialized custom laser-engraving service for electronic cigarettes and vaporizers and served as its Chief Executive Officer until 2020. Upon meeting Mr. Nirajkumar Patel in 2015, Mr. Mosser immediately founded Chillcorp Ltd., a full-service corporation dedicated solely to the complete internal and external operations of Just Chill Products LLC, Relax Lab Inc., RLX Lab LLC, and KC Innovations Lab Inc., and served as its Chief Executive Officer until 2020. We believe that Mr. Mosser is qualified to serve on our Board because of his current management and business experience.

Paul Reuter, a Director

Mr. Paul Reuter has nearly five decades of industry experience in small box retail as a journalist, editorial director, entrepreneur, and speaker. From April 2013 through June 2019, he served as the Chairman and Founding Partner of the Midwest Retail Group LLC, which was the largest 7-Eleven franchise group. Beginning in January 2018, Mr. Reuter founded and serves as a consultant for Kreative Collaborations, LLC, an industry consultancy. Prior to that, Mr. Reuter purchased CSP Information Group Inc. (“CSP Information Group”) in 1992 and served as the Chief Executive Officer until July 2012, at which time CSP Information Group was sold to CSP Business Media, now Winsight LLC, based in Chicago, Illinois. Under his leadership, CSP Information Group became the industry leader in market share and a well-respected industry journalism entity. Mr. Reuter also serves as a director of Abierto Networks LLC (“Abierto Networks”), a digital communications and engagement solutions provider that primarily focuses on the convenience and food service industries. Mr. Reuter graduated from St. John’s University in 1968. Mr. Reuter’s previous experience in the convenience store industry provides invaluable knowledge to our Board, as well as his business experience gained as a founder and Chief Executive Officer of numerous companies, qualifies him to serve as a director.

Roger Brooks, a Director

Mr. Roger Brooks has served as the Chairman, Treasurer, and Co-founder of Abierto Networks, a digital media and engagement technology company focused on the convenience store, retail, and other similar consumer market segments, since 2005. At Abierto Networks, Mr. Brooks has also served on the Compensation Committee since 2005. Prior to his roles at Abierto Networks, from 1998 to 2008, Mr. Brooks was the lead independent director and member of the compensation and audit committees for Moldflow Corporation, a Nasdaq-listed software company that was sold to Autodesk, Inc. in 2008. From February 2016 to June 2019, Mr. Brooks served as an independent director of Lytron, Incorporated, a closely held international industrial solutions company. From 1998 to 2002, Mr. Brooks served as President, Chief Executive Officer, and member of the board for Intelligent Controls, Inc., a publicly traded software and instrumentation company, which was sold to Franklin Electric Co. Inc. Mr. Brooks was President, Chief Executive Officer, and a board member of Dynisco, Inc. from 1987 to 1996 where he grew the company from $10 million of sales to an international company with over $100 million of sales. Mr. Brooks holds a Bachelor of Arts degree from the University of Connecticut and a Master of Business Administration degree from New York University, Stern Graduate Business School. He is also a graduate of the Stanford University Executive Management Program. Mr. Brooks extensive experience gained from his roles as an executive officer and director of numerous public companies, as well as experience in the convenience store, retail, and other consumer markets will be invaluable to the Board and qualifies him for service as a director.

George Chuang, a Director

Mr. George Chuang has served as the Chief Executive Officer of Lucy Labs, Inc. since July 2017 and as the Chair of the Board of Directors of Lucy Labs, Inc. since November 2021. Prior to that, he served as the co-managing principal of Hillside Advisors LLC from June 2015 to July 2017. Mr. Chuang was also the principal owner of USB Media, Inc., a technology B2B company he founded in 2007. During his career, Mr. Chuang spent time at Chase Manhattan Bank as an assistant Treasurer for their Credit Risk Department, as a management consultant at Price Waterhouse Management Consulting, and served as the Chief Administrative Officer for several equity product sales groups at Lehman Brothers. In addition, Mr. Chuang spent eight years as a Principal at Pacific Partnership Advisors LLC, a consulting firm with offices in New York and Beijing, which facilitated cross border transactions. Mr. Chuang graduated from the University of Chicago and obtained a Master of Business Administration degree at Yale University. Mr. Chuang’s experience in capital markets and global supply chain knowledge, as well as his business experience in start-up companies, qualifies him for service as a director.

Executive Officers Who Do Not Serve as Directors

Mark Thoenes, Interim Chief Financial Officer

Mr. Mark Thoenes has more than 35 years of diverse financial and operational leadership. He has been a licensed Certified Public Accountant since 1984, and began his career with Ernst & Young Global Limited. From 2000 to 2010, Mr. Thoenes served as the Executive Vice President/Chief Financial Officer of Rentrak Corporation (“Rentrak”), a publicly-traded company listed on Nasdaq and headquartered in Portland, Oregon. Founded in 1977, Rentrak went public in 1986, and remained a public company until it was acquired by comScore, Inc. in 2016, after Mr. Thoenes left Rentrak. For the past eleven years, Mr. Thoenes has been the President of MLT Consulting Services, LLC, a full-service business/financial consulting firm.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors, director nominees, and executive officers has been involved in any legal or regulatory proceedings, as set forth in Item 401 of Regulation S-K, during the past ten years.

CORPORATE GOVERNANCE

Controlled Company Status

We are a “controlled company” as defined under the Nasdaq Stock Market Listing Rules (the “Nasdaq Rules”). As such, we are exempt from certain requirements for public companies under the Nasdaq Rules; however, our Board endeavors to conduct itself and to manage the Company in a way that best serves all of our stockholders. We strive to maintain governance standards in our business.

Director Qualifications

The Nominating Committee determines the qualifications, qualities, skills, and other expertise required to be a director and, to the extent necessary, will develop, and recommend to our Board for its approval, criteria to be considered in selecting nominees for director. The Nominating Committee and our Board believe that at this time, it is unnecessary to adopt criteria for the selection of directors. Instead, the Nominating Committee and our Board believe that the desirable background of a new individual member of our Board may change over time and that a thoughtful, thorough selection process is more important than adopting criteria for directors.

Meetings of the Board and its Committees

The Board has an Audit Committee, a Compensation Committee, Nomination Committee, and Special Finance Committee. The entire Board met seven times, including telephonic meetings, during fiscal 2021. All directors attended at least 75% of our Board meetings held during the time each director served on our Board. All of our incumbent directors attended at least 75% of the meetings held by committees of our Board on which they served during fiscal 2021. When we hold annual stockholders’ meetings, it is our policy that all of our directors are required to make a concerted and conscientious effort to attend our annual stockholders’ meeting in each year during which that director serves as a member of our Board.

Audit Committee. The Audit Committee currently consists of Roger Brooks (Chair), Paul Reuter, and George Chuang. The Audit Committee met once during fiscal 2021. The meetings included discussions with management and with our independent registered public accounting firm to discuss our interim and annual financial statements and our Annual Report, and the effectiveness of our financial and accounting functions and organization. The Audit Committee acts pursuant to a written charter adopted by our Board, a copy of which can be accessed at https://s27.q4cdn.com/593731714/files/doc_downloads/governance_docs/2021/KAVL-Audit-Committee-Charter.pdf.

The Audit Committee assists our Board in fulfilling its responsibility to oversee (i) the integrity of our financial statements, our accounting and financial reporting processes and financial statement audits, (ii) our compliance with legal and regulatory requirements, (iii) our systems of internal control over financial reporting and disclosure controls and procedures, (iv) the independent auditor’s engagement, qualifications, performance, compensation, and independence, (v) review and approval of related party transactions, and (vi) the communication among our independent auditors, our financial, and senior management and our Board. Our Board has determined that the Audit Committee is comprised entirely of independent members as defined under applicable SEC rules and the Nasdaq Rules. Our Board has determined that Mr. Brooks, the Chair of the Audit Committee, is an “audit committee financial expert” as defined under SEC rules.

Compensation Committee. The Compensation Committee currently consists of George Chuang (Chair), Paul Reuter, and Roger Brooks. The Compensation Committee met once during fiscal 2021. The Compensation Committee acts pursuant to a written charter adopted by our Board, a copy of which can be accessed at https://s27.q4cdn.com/593731714/files/doc_downloads/governance_docs/KAVL-Compensation-Committee-Charter.pdf.

The purpose of the Compensation Committee is to evaluate, recommend, approve, and review our executive officer and director compensation arrangements, plans and programs and to administer our cash-based and equity-based plans for employees and consultants. The Compensation Committee’s principal functions are to: (i) review and approve all forms of our non-equity and equity-based compensation of executive officers and directors; and (ii) administer our equity-based compensation plans, pursuant to which incentive awards, including stock options, restricted stock awards, unrestricted stock awards, and stock appreciation rights are granted to our directors, executive officers, and key employees.

The Compensation Committee is responsible for determining executive compensation, including approving recommendations regarding equity awards for all of our executive officers, setting base salary amounts, and fixing compensation levels. This includes reviewing and making recommendations to our Board regarding corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating, at least annually, the Chief Executive Officer’s performance in light of these goals and objectives, and reviewing and making recommendations to our Board regarding the Chief Executive Officer’s compensation level based on such evaluation.

The Compensation Committee also annually reviews director compensation to ensure non-employee directors are adequately compensated for the time expended in fulfilling their duties to us, as well as the skill-level required by us of members of our Board. After the Compensation Committee completes their annual review, they make recommendations to our Board regarding director compensation. The Compensation Committee is authorized to engage compensation consultants, if they deem necessary, to assist with the Compensation Committee’s responsibilities related to our executive compensation program and the director compensation program.

Our Board has determined that the Compensation Committee is comprised entirely of independent members as defined under applicable SEC rules and the Nasdaq Rules.

Nominating Committee. The Nominating Committee currently consists of Paul Reuter (Chair), Roger Brooks and George Chuang. The Nominating Committee did not meet during fiscal 2021. The Nominating Committee acts pursuant to a written charter adopted by our Board, a copy of which can be accessed at https://s27.q4cdn.com/593731714/files/doc_downloads/governance_docs/2021/KAVL-Nominating-Committee-Charter.pdf. The purpose of the Nominating Committee is to exercise general oversight with respect to the governance of our Board by (i) identifying, reviewing the qualifications of, and recommending to our Board proposed nominees for election to our Board, consistent with criteria approved by our Board, and (ii) selecting, or recommending that our Board select, the director nominees for the next annual meeting of stockholders. The Nominating Committee provides advice, counsel, and direction to management on the basis of the information it receives, discussions with management, and the experience of the Nominating Committee members.

Finance Committee. The Finance Committee consists of Nirajkumar Patel (Chair), Eric Mosser, Paul Reuter, Roger Brooks, and George Chuang. The Finance Committee did not met during fiscal 2021. The purpose of the Finance Committee is to oversee our financial management, strategic and transactional planning and activities, global financing and capital structure objectives and plans, insurance planning, tax structure, and investment program and policies. The Finance Committee acts pursuant to a written charter adopted by our Board, a copy of which can be accessed at https://s27.q4cdn.com/593731714/files/doc_downloads/governance_docs/2021/KAVL-Finance-Commitee-Charter.pdf.

Our Board intends to appoint directors to specific committees following the Annual Meeting. We will disclose the specific committee appointments in a Current Report on Form 8-K.

All current committee members are expected to be reappointed to the same committees following the Annual Meeting.

Nominations Process and Criteria

The Nominating Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to our Board for its approval, criteria to be considered in selecting nominees for director. The Nominating Committee and our Board believe that at this time, it is unnecessary to adopt criteria for the selection of directors. Instead, the Nominating Committee and our Board believe that the desirable background of a new individual member of our Board may change over time and that a thoughtful, thorough selection process is more important than adopting criteria for directors.

The Nominating Committee will also identify, recruit, and screen candidates for our Board, consistent with criteria approved by our Board. The Nominating Committee and our Board are fully open to utilizing whatever methodology is efficient in identifying new, qualified directors when needed, including industry contacts of our directors or professional search firms. The Nominating Committee also considers any director candidates recommended by our stockholders pursuant to the procedures described in this Proxy Statement and any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules, and regulations, and the provisions of our charter documents.

There were no fees paid or due to third parties in fiscal 2021 to identify or evaluate, or to assist in evaluating or identifying, potential director nominees. For purposes of the Annual Meeting, the Nominating Committee recommended five nominees for election as directors to our Board, and our Board approved the nominees for inclusion in this Proxy Statement. These nominees were recommended by the Nominating Committee as candidates that the committee became aware of through industry work and certain of our advisors.

Any stockholder wishing to propose that a person be nominated for or appointed to our Board may submit such a proposal, according to the procedure described in the stockholder proposal section on page 11 of this Proxy Statement, to: Corporate Secretary, Kaival Brands Innovations Group, Inc., at the address for our principal offices as set forth in our then-most recent filing with the SEC. Our Corporate Secretary will promptly forward any such correspondence to the Chairman of the Nominating Committee for review and consideration by the Nominating Committee in accordance with the criteria described above.

Director Independence

As of October 31, 2021, our Board was composed of five persons – Nirajkumar Patel, Eric Mosser, Paul Reuter, Roger Brooks, and George Chuang. In accordance with the rules of the SEC and Rule 5605 of the Nasdaq Rules, our Board affirmatively determines the independence of each director. Based on these standards, the Board has determined that as of the end of fiscal 2021, each of the following non-employee directors was independent and has no relationship with us except as one of our directors and stockholders: Paul Reuter, Roger Brooks, and George Chuang.

All of the members of the Audit, Governance and Nominating, and Compensation Committees are also independent.

Director Diversity

The following chart sets forth the board diversity information required by Nasdaq for our directors as of May 2, 2022:

Board Diversity Matrix
Total Number of Directors	5
	Female	Male	Non-Binary	Did Note Disclose Gender
Part I: Gender Identity
Directors	—	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	2	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—

Code of Ethics

On March 17, 2021, our Board adopted a Code of Ethics and Business Conduct, that applies to all directors, senior officers, and employees of the Company (the “Code of Ethics”). The Code of Ethics was adopted to enhance and clarify our personnel’s understanding of our standards of ethical business practices, promote awareness of ethical issues that may be encountered in carrying out an employee’s or director’s responsibilities, and sets forth how to address ethical issues that may arise. A copy of the Code of Ethics is available on our website at www.kaivalbrands.com or may be obtained free of charge by writing to Corporate Secretary, Kaival Brands Innovations Group, Inc., 4460 Old Dixie Highway, Grant, Florida 32949.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serve, or have served during the last year, as a member of the board of directors or compensation committee of any entity, other than us, that has one or more executive officers serving as a member of our Board.

Related Party Transactions

Except as disclosed below, from the period beginning November 1, 2020 and ending May 2, 2022, there were no current or proposed related party transactions.

Our business is entirely dependent on the ability to purchase and BIDI® Sticks from Bidi Vapor, LLC (“Bidi”), a related party company that is owned by Nirajkumar Patel, our Chief Executive Officer, pursuant to an exclusive distribution agreement by and between Bidi and us. In addition, we generate revenue from sales of BIDI® Sticks to companies owned by Nirajkumar Patel, our Chief Executive Officer, and/or his wife. Accordingly, we have related party transactions throughout the year related to purchases and sales of the BIDI® Sticks.

During the year ended October 31, 2021, we generated sales of $154,560 from seven companies owned by Nirajkumar Patel, our Chief Executive Officer, and/or his wife. During the three months ended January 31, 2022, we generated sales of approximately $23,765 from four companies owned by Nirajkumar Patel, our Chief Executive Officer, and/or or his wife. Since January 31, 2022 until May 2, 2022, we continued to generate sales from companies owned by Nirajkumar Patel, our Chief Executive Officer, and/or his wife; however, the amount of such sales is unknown at this time and will be reported in our Quarterly Reports on Form 10-Q for the quarters ended April 31, 2021 and July 31, 2021.

For the year ended October 31, 2021, 100% of the inventories of the products, consisting solely of the BIDI® Stick, were purchased from Bidi in the amount of approximately $61.9 million. In fiscal year 2021, such inventories accounted for 100% of the total accounts payable. During the three months ended January 31, 2022, we had accounts payable to Bidi of approximately $9.1 million. Since January 31, 2022 until May 2, 2022, we continued to purchase 100% of our products from Bidi and had accounts payable to Bidi; however, the amount of such purchases and accounts payable is unknown at this time and will be reported in our Quarterly Reports on Form 10-Q for the quarters ended April 31, 2021 and July 31, 2021.

Review, Approval, and Ratification of Transactions with Related Persons

We follow ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions. When and if we contemplate entering into a transaction in which any executive officer, director, nominee, or any family member of the foregoing would have a direct or indirect interest, regardless of the amount involved, the terms of such transaction are presented to our board of directors (other than any interested director, if possible) for approval, and documented in the board minutes.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

Our Board has chosen to separate the positions of Chairman and Chief Executive Officer, with Mr. Paul Reuter serving as Chairman, and Mr. Nirajkumar Patel serving as President and Chief Executive Officer. As President and Chief Executive Officer, Mr. Patel is responsible for our day-to-day leadership and performance, with the Board being responsible for setting our strategic direction, as well as overseeing and advising our management. Our Board believes that the current independent leadership of our Board by our non-executive Chairman enhances the effectiveness of its oversight of management and provides a perspective that is separate and distinct from that of management.

Role of our Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and accessing the steps management has taken to monitor, control, and report such risks, to our Audit Committee. Such risks include risks relating to execution of our growth strategy, general financial condition and outlook of our business, and costs of reliance on external advisors. The Audit Committee then reports such risks as appropriate to our Board. Our Board initiates discussions with appropriate members of our senior management if, after discussion of such risks, our Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board relies on our Compensation Committee to address significant risk exposures we face with respect to compensation, including risks relating to retention of key employees, management succession, and benefit costs, and, when appropriate, reports these risks to the full Board.

Stockholder Communications with our Board

Stockholders and other parties interested in communicating directly with our Board, a committee of our Board, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) in care of the Corporate Secretary, Kaival Brands Innovations Group, Inc., at the address for our principal offices set forth in our then-most recent filing with the SEC. The Corporate Secretary will forward all appropriate communications to the Chair of the Audit Committee.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

The following table sets forth, as of May 2, 2022, the number of shares of Common Stock owned of record and beneficially by (i) each of our current directors, (ii) each of our named executive officers, (iii) our directors and executive officers as a group, and (iv) each stockholder known by us to be the beneficial owner of more than 5% of our outstanding Common Stock. Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to shares. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to the number of shares indicated as beneficial owned by them.

Name and Address (1)	Amount and Nature of Beneficial Ownership (Common Stock) (2)	Percentage of Class (2)

Nirajkumar Patel (3)	17,435,801	55.94%

Eric Mosser (4)	17,329,164	55.60%

Mark Thoenes	1,667	*

Paul Reuter (5)	24,584	*

Roger Brooks (6)	24,584	*

George Chuang (7)	7,500	*

Current Executive Officers and Directors as a Group (6 Persons)	17,823,300	56.19%

Kaival Holdings, LLC (8) 401 N. Wickham Road, Suite 130 Melbourne, FL 32935	17,000,000	54.55%

* Less than 1.0%

(1) The address for each person listed above is 4460 Old Dixie Highway, Grant, Florida 32949, unless otherwise indicated.

(2) Applicable percentage of ownership is based on 31,166,090 shares of Common Stock outstanding as of May 2, 2022. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently exercisable within 60 days of February 18, 2022 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any person.

(3) Nirajkumar Patel serves as our Chief Executive Officer, President, Treasurer and a director. Consists of (i) 17,000,000 shares of our Common Stock held by KH, an entity over which Mr. Patel has shared dispositive and voting authority, (ii) 135,801 shares of our Common Stock, and (iii) 300,000 shares of our Common Stock issuable upon the exercise of vested stock options.

(4) Eric Mosser serves as our Chief Operating Officer, Secretary, and a director of the Company. Consists of (i) 17,000,000 shares of our Common Stock held by KH, an entity over which Mr. Mosser has shared dispositive and voting authority, (ii) 79,164 shares of our Common Stock, and (iii) 250,000 shares of our Common Stock issuable upon exercise of vested stock options.

(5) Consists of approximately 24,584 shares of our Common Stock issuable upon the exercise of vested options.

(6) Consists of approximately 24,584 shares of our Common Stock issuable upon the exercise of vested options.

(7) Consists of approximately 7,500 shares of our Common Stock issuable upon the exercise of vested options.

(9) Nirajkumar Patel and Eric Mosser are the sole voting members of KH.

Preferred Stock

The following table sets forth, as of May 2, 2022, the number of shares of our Series A Convertible Preferred Stock (“Series A Preferred Stock”) owned of record and beneficially by (i) each of our current directors, (ii) each of our named executive officers, (iii) our directors and executive officers as a group, and (iv) each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Series A Preferred Stock. Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to shares. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to the number of shares indicated as beneficial owned by them.

Name and Address (1)	Amount and Nature of Beneficial Ownership (Common Stock) (2)	Percentage of Class (2)

Nirajkumar Patel (3)	3,000,000	100%

Eric Mosser (4)	3,000,000	100%

Mark Thoenes	—	—

Paul Reuter	—	—

Roger Brooks	—	—

George Chuang	—	—

Current Executive Officers and Directors as a Group (6 Persons)	3,000,000	100%

Kaival Holdings, LLC (5) 401 N. Wickham Road, Suite 130 Melbourne, FL 32935	3,000,000	100%

(1) The address for each person listed above is 4460 Old Dixie Highway, Grant, Florida 32949, unless otherwise indicated.

(2) Applicable percentage of ownership is based on 3,000,000 shares of Series A Preferred Stock outstanding as of May 2, 2022. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Series A Preferred Stock that are currently exercisable within 60 days of February 18, 2022 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any person.

(2) Nirajkumar Patel serves as our Chief Executive Officer, President, Treasurer and a director. Consists of 3,000,000 shares of our Series A Preferred Stock held by KH, an entity over which Mr. Patel has shared dispositive and voting authority.

(3) Eric Mosser serves as our Chief Operating Officer, Secretary, and a director of the Company. Consists of 3,000,000 shares of our Series A Preferred Stock held by KH, an entity over which Mr. Mosser has shared dispositive and voting authority.

(4) Nirajkumar Patel and Eric Mosser are the sole voting members of KH.

Change-in-Control Arrangements

We do not know of any arrangements which may, at a subsequent date, result in a change in control.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent of a class of our equity securities that is registered pursuant to Section 12 of the Exchange Act within specified time periods to file certain reports of ownership and changes in ownership with the SEC. Officers, directors, and ten-percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of copies of the reports furnished to us and written representations from persons concerning the necessity to file these reports, we believe that all reports required to be filed pursuant to Section 16(a) of the Exchange Act during fiscal 2021 were filed with the SEC on a timely basis, except for the following: (i) a Form 4 for Mr. Mosser to report 3 transactions; (ii) a Form 4 for Mr. Mosser to report 1 transaction; (iii) a Form 4 for Mr. Mosser to report 3 transactions; (iv) a Form 4 for Mr. Mosser to report 3 transactions; (v) a Form 4 for Mr. Mosser to report 3 transactions; (vi) a Form 4 for Mr. Patel to report 3 transactions; (vii) a Form 4 for Mr. Patel to report 1 transaction; (viii) a Form 4 for Mr. Patel to report 3 transactions; (ix) a Form 4 for Mr. Patel to report 3 transactions; (x) a Form 4 for Mr. Patel to report 3 transactions; (xi) a Form 3 for Mr. Thoenes to report 1 transaction; (xii) a Form 3 for Mr. Brooks; (xiii) a Form 4 for Mr. Brooks to report 1 transaction; (xiv) a Form 4 for Mr. Brooks to report 1 transaction; (xv) a Form 3 for Mr. Reuter; (xvi) a Form 4 for Mr. Reuter to report 1 transaction; and (xvii) a Form 4 for Mr. Reuter to report 1 transaction.

EXECUTIVE COMPENSATION

Named Executive Officers

During fiscal 2021, our named executive officers were as follows:

●	Nirajkumar Patel: Chief Executive Officer and Director

●	Eric Mosser: Chief Operating Officer and Director

●	Mark Thoenes: Interim Chief Financial Officer

Compensation Philosophy and Objectives

Our compensation policy is designed to attract and retain qualified key executive officers critical to our achievement of reaching and maintaining profitability and positive cash flow, and subsequently our growth and long-term success. To attract, retain, and motivate the executive officers to accomplish our business strategy, the Compensation Committee establishes our executive compensation policies and oversees our executive compensation practices. We provide what we believe is a competitive total compensation package to our management team through a combination of base salary and equity awards.

Elements of our Executive Compensation and Benefits Programs

Base Salary

The Compensation Committee considers what salaries must be paid in order to attract and retain high-quality executive officers. We annually review our executive officers’ base salaries and make adjustments only when necessary based on individual and Company performance. We provide a minimum, fixed level of cash compensation to reflect the level of accountability of talented executive officers who can continue to improve our overall performance. In addition, salary is based on experience, industry knowledge, duties and scope of responsibility, as well as the competitive market for talent.

Incentive Compensation

Equity awards under the 2020 Stock and Incentive Compensation Plan (the “2020 Plan”) are a vital piece of our total compensation package. Equity awards are intended to compensate named executive officers for sustained long-term performance, align the interests of our named executive officers and stockholders, and encourage retention through multi-year vesting schedules. Equity incentive awards may take a variety of forms. Levels, mix, and frequency of awards are determined by the Compensation Committee, and are designed to reflect each recipient’s level of responsibility and performance.

Other Compensation

In 2020 and 2021, we provided our employees, including each of our named executive officers, with health insurance coverage.

Hedging Policy and Pledging of Securities

Pursuant to our Insider Trading Policy, our employees, officers, and directors cannot engage in hedging transactions related to our securities, which includes our Common Stock. Employees, officers, and directors are also prohibited from holding our securities, which includes our Common Stock, in a margin account or otherwise pledging our securities as collateral for a loan.

Summary Compensation Table

The following table sets forth certain compensation awarded to, earned by or paid to (i) any individuals serving as our Chief Executive Officer during fiscal 2021 (Mr. Patel), (ii) our two other most highly compensated executive officers serving as executive officers at the end of fiscal 2021 (Mr. Mosser and Mr. Thoenes), and (iii) any individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer as of the end of fiscal 2021 (no individuals met this criteria during fiscal 2021).

Name and principal position	Fiscal Year Ended October 31,	Salary ($)		Bonus ($)	Stock Awards ($) (1) (2)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (3)	Nonqualified Deferred Compensation Earnings ($)	Total ($)
Nirajkumar Patel, President, CEO, Treasurer, and Director	2020	92,000		60,000	91,678	0	48,707	0	292,385
	2021	171,000		60,000	157,102	0	40,156	0	428,258

Eric Mosser, COO, Secretary, and Director	2020	80,000		40,000	52,625	0	87,760	0	260,385
	2021	138,000		40,000	150,652	0	135,147	0	463,799

Mark Thoenes, Interim CFO	2020	0		0	0	0	0	0	0
	2021	127,400	(4)	0	0		0	0	127,400

(1)	Reflects the fair value of stock awards during the years in accordance with FASB ASC 718, Compensation – Stock Compensation, using actual forfeitures that were immaterial. For valuation assumptions, refer to Note 2, “Share-based Compensation,” to the audited consolidated financial statements for the year ended October 31, 2021.

(2)	Includes fair value of shares withheld by us to pay for taxes.

(3)	Consisted of cash paid in lieu of vested RSUs.

(4)	Consulting fees pursuant to the Consulting Agreement (as defined below). See “Narrative Discussion” for additional information.

Narrative Discussion

The following is a narrative discussion of the material information that we believe is necessary to understand disclosed in the foregoing Summary Compensation Table. The following narrative disclosure is separated into sections, with a separate section for each of our named executive officers.

On May 28, 2020, our Board approved an annual base salary equal to $144,000 for our Chief Executive Officer and an annual base salary equal to $120,000 for our Chief Operating Officer. On January 21, 2021, our Board approved an increase in annual base salaries equal to $180,000 for our Chief Executive Officer and $144,000 for our Chief Operating Officer. The annual base salaries will be reviewed by our Board on an annual basis

Nirajkumar Patel

During the fiscal year ended October 31, 2021, we paid a base salary of approximately $171,000 to Nirajkumar Patel, our Chief Executive Officer, compared to a base salary of approximately $92,000 for the fiscal year ended October 31, 2020. In May 2020, our Board approved a cash bonus award to Mr. Patel equal to $30,000 for every $25 million in gross revenues generated by us. On the same date, our Board also approved an equity bonus award to Mr. Patel of 7,500 restricted shares of our Common Stock for every $50 million in accumulated gross revenues generated by us. Based on the cash bonus award, we paid Mr. Patel a cash bonus of $60,000 in each of fiscal years 2020 and 2021 based on our meeting the gross revenue benchmarks in each respective fiscal year.

We issued the following stock-based compensation to Mr. Patel during fiscal years 2021 and 2020:

Vesting and/or Issuance Date	Number of Shares of our Common Stock	Price Per Share	Aggregate Value
5/28/2020	12,500	$0.70 (1)	$8,750
8/5/2020	7,875	$10.53 (1)	$82,924
11/5/2020	10,833	$3.79 (1)	$41,082
12/31/2020	7,500	$5.16 (2)	$38,702
2/5/2021	12,444	$16.08 (1)	$196,881
5/5/2021	12,608	$14.52 (1)	$183,073
8/5/2021	12,608	$6.26 (1)	$78,926

(1)	Shares issued are pursuant to a restricted stock unit award granted in fiscal 2020, with vesting to occur over a period of three years. The price per share is based on the average of the close price reported for the three trading days prior to the vesting and issuance date.

(2)	Shares issued are as a result of the Company achieving $50 million in accumulated gross revenues. The price per share is based on the close price reported on the issuance date.

During fiscal 2020, we also paid approximately $48,700 in non-equity incentive plan compensation, which consisted of cash paid in lieu of a vested restricted stock unit (“RSU”) issuance. During fiscal 2021, we also paid approximately $40,156 in non-equity incentive plan compensation, which consisted of cash paid in lieu of a vested RSU issuance. The aggregate values are based on the value on the vesting date for the shares that would have been issued.

Eric Mosser

During the fiscal year ended October 31, 2021, we paid a base salary of approximately $138,000 to Eric Mosser, our Chief Operating Officer, compared to $80,000 for the fiscal year ended October 31, 2020. In May 2020, our Board approved a cash bonus award to Mr. Mosser equal to $20,000 for every $25 million in gross revenues generated by us. On the same date, our Board also approved an equity bonus award to Mr. Mosser of 6,250 restricted shares of our Common Stock for every $50 million in accumulated gross revenues generated by us. Based on the cash bonus award, we paid Mr. Mosser a cash bonus of $40,000 in each of fiscal years 2020 and 2021 based on our gross revenue benchmarks in each respective fiscal year.

We issued the following stock-based compensation to Mr. Mosser during fiscal years 2021 and 2020:

Vesting and/or Issuance Date	Number of Shares of our Common Stock	Price Per Share	Aggregate Value
5/28/2020	12,500	$0.70	$8,750
8/5/2020	4,167	$10.53	$43,884
11/5/2020	2,083	$3.79	$7,900
12/31/2020	6,250	$5.16	$32,251
2/5/2021	10,879	$16.08	$174,934
5/5/2021	8,333	$14.52	$121,000

(1)	Shares issued are pursuant to a restricted stock unit award granted in fiscal 2020, with vesting to occur over a period of three years. The price per share is based on the average of the close price reported for the three trading days prior to the vesting and issuance date.

(2)	Shares issued are as a result of the Company achieving $50 million in accumulated gross revenues. The price per share is based on the close price reported on the issuance date.

We also paid approximately $87,800 in non-equity incentive plan compensation, which consisted of cash paid in lieu of vested a RSU issuance. During fiscal 2021, we also paid approximately $135,147 in non-equity incentive plan compensation, which consisted of cash paid in lieu of a vested RSU issuance. The aggregate value is based on the value on the vesting date for the shares that would have been issued.

Mark Thoenes

Effective June 30, 2021, we entered into a Consulting Agreement, dated June 14, 2021, with Mr. Thoenes (the “Consulting Agreement”), Pursuant to the Consulting Agreement, we agreed to pay Mr. Thoenes a rate of $130 per hour and will reimburse him for usual and customary business expenses. We paid approximately $127,400 to Mr. Thoenes pursuant to the Consulting Agreement during fiscal year 2021. The Consulting Agreement is for a term of approximately 6 months, or until December 31, 2021, and may be extended by the parties. The parties extended the term to June 30, 2022. Mr. Thoenes is assisting us as Interim Chief Financial Officer until such time as we have identified an individual to serve as a full-time Chief Financial Officer.

Outstanding Equity Awards at Fiscal Year-End

	Stock Awards
(a) Name	(g) Number of Shares or Units of Stock that Have Not Vested (#)	(h) Market Value of Shares or Units of Stock that Have Not Vested ($)
Nirajkumar Patel	662,500 (1)	1,238,875
Eric Mosser	495,833 (2)	927,208

(1)	Includes 500,000 RSUs that only vest in the event of a change of control (as such term is defined in the 2020 Plan) or we achieve in excess of $1 billion in accumulated total gross revenues during the period beginning on March 9, 2020 (the day we commended business operations) and ending on October 31, 2023 (the end of our fiscal year 2023). The remaining RSUs vest over a period of three years, beginning in May 2020, with a portion vesting every three months.

(2)	Includes 333,333 RSUs that only vest in the event of a change of control (as such term is defined in the 2020 Plan) or we achieve in excess of $1 billion in accumulated total gross revenues during the period beginning on March 9, 2020 (the day we commended business operations) and ending on October 31, 2023 (the end of our fiscal year 2023). The remaining RSUs vest over a period of three years, beginning in May 2020, with a portion vesting every three months.

Potential Payments Upon Termination or Change-of-Control

Other than the RSUs mentioned above in “Outstanding Equity Awards at Fiscal Year-End”, none of our named executive officers are entitled to any payments upon termination or change-of-control.

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our named executive officers.

Employment Agreements

We do not have formal written employment agreements with Mr. Patel or Mr. Mosser. We are party to the Consulting Agreement between us and Mr. Thoenes.

DIRECTOR COMPENSATION

In fiscal 2021, we compensated our independent directors.

(a) Name of Director (1)	(b) Fees Earned or Paid in Cash	(d) Option Awards	(h) Total
Paul Reuter	$50,000	$860,017	$910,017
Roger Brooks	50,000	860,017	910,017
George Chuang	25,000	227,969	252,969
Carolyn Hannigan	$7,083	194,850	201,933

(1)	Mr. Patel and Mr. Mosser are each named executive officers and, accordingly, their compensation is included in the “Summary Compensation Table” above. Neither Mr. Patel nor Mr. Mosser received any compensation for their service as a director for the year ended October 31, 2021.

Golden Parachute Compensation

For a description of the terms of any agreement or understanding, whether written or unwritten, between any officer or director and us concerning any type of compensation, whether present, deferred, or contingent, that will be based on or otherwise will relate to an acquisition, merger, consolidation, sale, or other type of disposition of all or substantially all assets of our company, see above under the headings “Executive Compensation” and “Director Compensation Table.”

Risk Assessment in Compensation Programs

During fiscal 2021 and 2020, we paid compensation to our employees, including executive and non-executive officers. Due to the size and scope of our business, and the amount of compensation, we did not have any employee compensation policies and programs to determine whether our policies and programs create risks that are reasonably likely to have a material adverse effect on us.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to compensation plans under which our equity securities are authorized for issuance as of the end of fiscal year 2022:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise and grant price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	0	0	0
Equity compensation plans not approved by security holders	42,916	$17.98	6,713,749

Plans Not Approved by Stockholders

On May 28, 2020, our Board adopted the 2020 Plan. The following is a summary of the principal features of the Incentive Plan. The summary of the 2020 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2020 Plan.

Background. The purpose of the 2020 Plan is to enhance stockholder value by linking the compensation of our employees, officers, directors, and consultants to increases in the price of our Common Stock and the achievement of other performance objectives and to encourage ownership in the Company by key personnel whose long-term employment is considered essential to our continued progress and success. The 2020 Plan is also intended to assist us in recruiting new employees and to motivate, retain, and encourage such employees and directors to act in stockholders’ interest and share in our success. The various types of incentive awards that may be provided under the 2020 Plan are intended to enable us to respond to changes in compensation practices, tax laws, accounting regulations, and the size and diversity of its business. We will not offer incentive stock options under the 2020 Plan. All of our employees, officers, directors, and consultants will be eligible to be granted awards under the 2020 Plan.

The 2020 Plan will be administered by our Board. All awards made under the 2020 Plan will be subject to the recommendations and approvals of our Board.

Stock Subject to the 2020 Plan. Subject to the terms of the 2020 Plan, the maximum aggregate number of shares of our Common Stock that may be subject to or delivered under awards granted pursuant to the 2020 Plan is 8,333,334 shares. Shares subject to awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part) will not reduce the aggregate number of shares that may be subject to or delivered under awards granted under the 2020 Plan and be available for future awards granted under the Incentive Plan.

Eligibility. We may grant awards under the Incentive Plan to employees, officers, directors, and consultants.

Types of Awards. The 2020 Plan provides for options not qualifying as “incentive” stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), stock appreciation rights, shares of restricted stock, and other stock-based awards.

Award Limitation. Non-employee directors may not be granted awards in excess of the 16,667 shares of our Common Stock in any calendar year.

Term and Amendments. Unless terminated by our Board, the 2020 Plan will continue to remain effective until no further awards may be granted and all awards granted under the 220 Plan are no longer outstanding. Our Board may at any time, and from time to time, amend the 2020 Plan; provided, that no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the 2020 Plan without the holder’s consent.

PROPOSAL 2– APPROVAL OF THE A&R PLAN

What Am I Voting On?

Stockholders are being asked to approve the A&R Plan, which was approved by our Board on March 30, 2022. The A&R Plan will become effective on the date it is approved by our stockholders. A copy of the A&R Plan is provided as Annex A hereto.

In May 2020, our Board adopted the 2020 Plan. The A&R Plan amends and restates the 2020 Plan to provide for the authorization for us to grant incentive stock options, as well as adjusts the number of shares authorized under the A&R Plan and certain other changes. Below is a high-level summary of the terms of the A&R Plan. This summary is qualified in its entirety by reference to the complete text of the A&R Plan. We encourage our stockholders to read the action text of the A&R Plan in its entirety, a copy of which is attached as Annex A hereto.

Voting Recommendation

FOR the approval of the A&R Plan because it includes a number of features that we believe are consistent with the interests of our stockholders and sound corporate governance practices. If the A&R Plan is not approved by our stockholders, the 2020 Plan, in its current form will remain in effect.

General

The purpose of the A&R Plan is to enhance stockholder value by linking the compensation of our officers, directors, key employees, and consultants to increases in the price of our Common Stock and the achievement of other performance objections and to encourage ownership in the Company by key personnel whose long-term employment is considered essential to our continued progress and success. The A&R Plan is also intended to assist us in recruiting new employees and to motivate, retain, and encourage such employees and directors to act in our stockholders’ interest and share in our success.

Term

The A&R Plan became effective upon approval by our stockholders and will continue in effect from that date until it is terminated in accordance with the terms of the A&R Plan.

Administration

The A&R Plan may be administered by our Board, a committee designated by our Board, and/or their respective delegates. Our Board currently contemplates that the Compensation Committee will administer the A&R Plan. The administrator has the power to determine the directors, employees, and consultants who may participate in the A&R Plan and the amounts and other terms and conditions of awards to be granted under the A&R Plan. All questions of interpretation and administration with respect to the A&R Plan will be determined by the administrator. The administrator also will have the complete authority to adopt, amend, rescind, and enforce rules and regulations pertaining to the administration of the A&R Plan; to correct administrative errors; to make all other determinations deemed necessary or advisable for administering the A&R Plan and any award granted under the A&R Plan; and to authorize any person to execute on behalf of us all agreements and documents previously approved by the administrator, among other items.

Eligibility

Any of our directors, employees, or consultants, or any directors, employees, or consultants of any of our affiliates, are eligible to participate in the A&R Plan, except that with respect to incentive stock options, only our employees or employees of any of our subsidiaries are eligible. We cannot determine at this time the approximate number of persons who will be eligible to participate in the A&R Plan during its duration.

Available Shares

Subject to the adjustment provisions included in the A&R Plan, a total of 15,000,000 shares of our Common Stock, less one share for every one share granted under the 2020 Plan would be authorized for awards granted under the A&R Plan. Pursuant to the 2020 Plan, a total of 100,000,000 shares of our Common Stock was authorized for awards granted thereunder. In July 2021, we effected a one-for-twelve reverse stock split, which had the effect of adjusting the original 100,000,000 shares of our Common Stock authorized pursuant to the 2020 Plan to approximately 8,333,334 shares. In approving and adopting the A&R Plan, our Board determined that increasing the number of authorized shares of our Common Stock was appropriate given the expected duration of the A&R Plan and to account for equity awards previously granted under the 2020 Plan, many awards of which were granted at a time we had just commenced business operations and had limited cash available to otherwise compensate officers, employees, and consultants. Shares subject to awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part), will not reduce the aggregate number of shares which may be subject to or delivered under awards granted under the A&R Plan and will be available for future awards granted under the A&R Plan.

Types of Awards

We may grant the following types of awards under the A&R Plan: stock awards; options; stock appreciation rights; stock units; or other stock-based awards.

Stock Awards. The A&R Plan authorizes the grant of stock awards to eligible participants. The administrator determines (i) the number of shares subject to the stock award or a formula for determining such number, (ii) the purchase price of the shares, if any, (iii) the means of payment for the shares, (iv) the performance criteria, if any, and the level of achievement versus these criteria, (v) the grant, issuance, vesting, and/or forfeiture of the shares, (vi) restrictions on transferability, and such other terms and conditions determined by the administrator.

Options. The A&R Plan authorizes the grant of non-qualified and/or incentive options to eligible participants, which options give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the option, to purchase shares of our Common Stock at a fixed price. The administrator determines the exercise price for each share subject to an option granted under the A&R Plan, which exercise price cannot be less than the fair market value (as defined in the A&R Plan) of our Common Stock on the grant date. The administrator also determines the number of shares subject to each option, the time or times when each option becomes exercisable, and the term of each option (which cannot exceed ten (10) years from the grant date).

Stock Appreciation Rights. The A&R Plan authorizes the grant of stock appreciation rights to eligible participants, which stock appreciation rights give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the stock appreciation right, to receive in cash or shares of Common Stock the excess of the fair market value (as defined in the A&R Plan) of our Common Stock on the date of exercise over the exercise price of the stock appreciation right. All stock appreciation rights under the A&R Plan shall be granted subject to the same terms and conditions applicable to options granted under the A&R Plan. Stock appreciation rights may be granted to awardees either alone or in addition to or in tandem with other awards granted under the A&R Plan and may, but need not, relate to a specific option granted under the A&R Plan.

Stock Unit Awards and Other Stock-Based Awards. In addition to the award types described above, the administrator may grant any other type of award payable by delivery of our Common Stock in such amounts and subject to such terms and conditions as the administrator determines in its sole discretion, subject to the terms of the A&R Plan. Such awards may be made in addition to or in conjunction with other awards under the A&R Plan. Such awards may include unrestricted shares of our Common Stock, which may be awarded, without limitation (except as provided in the A&R Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of our Common Stock from us.

Award Limits

Subject to the terms of the A&R Plan, the aggregate number of shares that may be subject to all incentive stock options granted under the A&R Plan cannot exceed the total aggregate number of shares that may be subject to or delivered under awards under the A&R Plan. Notwithstanding any other provisions of the A&R Plan to the contrary, the aggregate grant date fair value (computed as specified in the A&R Plan) of all awards granted to any non-employee director during any single calendar year shall not exceed one hundred twenty-five thousand (125,000) shares.

New Plan Benefits

The amount of future grants to be issued under the A&R Plan is not determinable as awards under the A&R Plan will be granted at the sole discretion of the administrator. We cannot determine at this time either the persons who will receive awards under the A&R Plan or the amount or types of any such awards. Information regarding awards granted under the 2020 Plan during fiscal 2021 for our named executive officers can be found under “Executive Compensation.” Information regarding awards granted under the 2020 Plan during fiscal 2021 for our directors can be found under “Director Compensation.”

Transferability

Unless determined otherwise by the administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will, or by the laws of descent or distribution, including but not limited to any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment, or transfer shall be of no effect prior to the date an award is vested and settled.

Termination of Employment or Board Membership

At the grant date, the administrator is authorized to determine the effect a termination from membership on our Board by a non-employee director for any reason or a termination of employment (as defined in the A&R Plan) due to disability (as defined in the A&R Plan), retirement (as defined in the A&R Plan), death, or otherwise (including termination for cause (as defined in the A&R Plan)) will have on any award. Unless otherwise provided in the award agreement:

●	Upon termination from membership on our Board by a non-employee director for any reason other than disability or death, any option or stock appreciation right held by such director that (i) has not vested and is not exercisable as of the termination effective date will be subject to immediate cancellation and forfeiture, or (ii) is vested and exercisable as of the effective date of such termination shall remain exercisable for one year thereafter, or the remaining term of the option or stock appreciation right, if less. Any unvested stock award, stock unit award, or other stock-based award held by a non-employee director at the time of termination from membership on our Board for a reason other than disability or death will immediately be cancelled and forfeited.

●	Termination from membership on our Board by a non-employee director due to disability or death will result in full vesting of any outstanding option or stock appreciation rights and vesting of a prorated portion of any stock award, stock unit award, or other stock based award based upon the full months of the applicable performance period, vesting period, or other period of restriction elapsed as of the end of the month in which the termination from membership on our Board by a non-employee director due to disability or death occurs over the total number of months in such period. Any option or stock appreciation right that vests upon disability or death will remain exercisable for one year thereafter, or the remaining term of the option or stock appreciation right, if less. In the case of any stock award, stock unit award, or other stock-based award that vests on the basis of attainment of performance criteria (as defined in the A&R Plan), the pro rata vested amount will be based upon the target award.

●	Upon termination of employment due to disability or death, any option or stock appreciation right held by an employee will, if not already fully vested, become fully vested and exercisable as of the effective date of such termination of employment due to disability or death, and shall remain exerciseable for one year after termination of employment due to disability or death or, in either case, the remaining term of the option or stock appreciation right, if less. Termination of employment due to disability or death will result in vesting of a prorated portion of any stock award, stock unit award, or other stock-based award based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the termination of employment due to disability or death occurs over the total number of months in such period. In the case of any stock award, stock unit award or other stock-based award that vests on the basis of attainment of performance criteria, the pro-rata vested amount will be based upon the target award.

●	Any other termination of employment shall result in immediate cancellation and forfeiture of all outstanding awards that have not vested as of the effective date of such termination of employment, and any vested and exercisable options and stock appreciation rights held at the time of such termination of employment shall remain exercisable for ninety (90) days thereafter, or the remaining term of the option or stock appreciation right, if less. Notwithstanding the foregoing, all outstanding and unexercised options and stock appreciation rights will be immediately cancelled in the event of a termination for cause (as defined in the A&R Plan).

Change of Control

In the event of a change of control (as defined in the A&R Plan), unless other determined by the administrator as of the grant date of a particular award, the following acceleration, exercisability, and valuation provisions apply:

●	On the date that a change of control occurs, all options and stock appreciation rights awarded under the A&R Plan not previously exercisable and vested will, if not assumed, or substituted with a new award, by the successor to the Company, become fully exercisable and vested, and if the successor to the Company assumes such options or stock appreciation rights or substitutes other awards for such awards, such awards (or their substitutes) shall become fully exercisable and vested if the participant’s employment is terminated (other than a termination for cause) within two years following the change of control.

●	Except as may be provided in an individual severance or employment agreement (or severance plan) to which an awardee is a party, in the event of an awardee’s termination of employment within two years after a change of control for any reason other than because of the awardee’s death, retirement, disability, or termination for cause, each option and stock appreciation right held by the awardee (or a transferee) that is vested following such termination of employment will remain exercisable until the earlier of the third anniversary of such termination of employment (or any later date until which it would remain exercisable under such circumstances by its terms) or the expiration of its original term. In the event of an awardee’s termination of employment more than two years after a change of control, or within two years after a change of control because of the awardee’s death, retirement, disability, or termination for cause, the regular provisions of the A&R Plan regarding employment termination (described above) will govern (as applicable).

●	On the date that a change of control occurs, the restrictions and conditions applicable to any or all stock awards, stock unit awards, and other stock-based awards that are not assumed, or substituted with a new award, by the successor to the Company will lapse and such awards will be fully vested. Unless otherwise provided in an award agreement at the grant date, upon the occurrence of a change of control without assumption or substitution of the awards by the successor, any performance-based award will be deemed fully earned at the target amount as of the date on which the change of control occurs. All stock awards, stock unit awards, and other stock-based awards shall be settled or paid within thirty (30) days of vesting. Notwithstanding the foregoing, if the change of control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Code, and the regulations thereunder, the awardee will be entitled to receive the award from us on the date that would have applied absent this provision. If the successor to us does assume (or substitute with a new award) any stock awards, stock unit awards, and other stock-based awards, all such awards shall become fully vested if the participant’s employment is terminated (other than a termination for cause) within two years following the change of control, and any performance-based award will be deemed fully earned at the target amount effective as of the termination of employment.

●	The administrator, in its discretion, may determine that, upon the occurrence of a change of control of us, each option and stock appreciation right outstanding will terminate within a specified number of days after notice to the participant, and/or that each participant will receive, with respect to each share subject to such option or stock appreciation right, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of such change of control over the exercise price per share of such option and/or stock appreciation right; such amount to be payable in cash in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the administrator, in its discretion, determines, and if there is no excess value, the administrator may, in its discretion, cancel such awards.

●	An option, stock appreciation right, stock award, stock unit award, or other stock-based award will be considered assumed or substituted for if following the change of control the award confers the right to purchase or receive, for each share subject to the option, stock appreciation right, stock award, stock unit award, or other stock-based award immediately prior to the change of control, the consideration (whether stock, cash, or other securities or property) received in the transaction constituting a change of control by holders of shares for each share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a change of control is not solely common stock of the successor company, the administrator may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an option, stock appreciation right, stock award, stock unit award, or other stock-based award, for each share subject thereto, will be solely common stock of the successor company with a fair market value substantially equal to the per share consideration received by holders of shares in the transaction constituting a change of control. The determination of whether fair market value is substantially equal shall be made by the administrator in its sole discretion and its determination will be conclusive and binding.

U.S. Federal Income Tax Treatment

The following discussion is intended only as a brief summary of the federal income tax rules that are generally relevant to awards as of the date of this Information Statement. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

Non-Qualified Options. With respect to non-qualified options granted to participants under the A&R Plan, (i) no income is realized by the participant at the time the non-qualified option is granted, (ii) at exercise, ordinary income is realized by the participant in an amount equal to the difference between the option price and the fair market value of our Common Stock on the date of exercise, (iii) if the participant is an employee, such amount is treated as compensation that is subject to both income and wage tax withholding, and we may claim a tax deduction for the same amount, and (iv) on disposition, appreciation, or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on the holding period.

Incentive Stock Options. With respect to incentive stock options, there is no tax to the participant at the time the option is granted. Additionally, if applicable holding period requirements (a minimum of two years from the grant date and one year from the exercise date) are met, the participant will not recognize taxable income at the time of the exercise of the option. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the shares will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the shares acquired on option exercise are disposed of in a non-qualifying disposition before the holding period requirements are met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Other Awards. The current federal income tax consequences of other awards authorized under the A&R Plan generally follow certain basic patterns. An award of restricted stock results in income recognition by a participant in an amount equal to the fair market value of the shares received at the time the restrictions lapse and the shares vest, unless the participant elects under Code Section 83(b) to accelerate income recognition and the taxability of the award to the grant date. Stock unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. Stock appreciation right awards result in income recognition by a participant at the time such an award is exercised in an amount equal to the amount paid in cash or the then-current fair market value of the shares received by the participant, as applicable. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Code Section 162(m) caps on the amount of compensation paid to certain named executive officers that is considered deductible, as described below.

Section 162(m) of the Code. Code Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1,000,000. “Covered employees” generally includes the Chief Executive Officer, the Chief Financial Officer, and the three other most highly compensated executive officers.

Section 409A of the Code. Awards granted under the A&R Plan will generally be designed and administered in such a manner that they are either exempt from the application of, or comply with the requirements of, Section 409A of the Code. Section 409A of the Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder in an amount equal to 20% of the deferred amount, and a possible interest charge. Options granted with an exercise price that is not less than the fair market value of the underlying shares on the date of grant and stock awards or stock unit awards that are settled upon vesting will generally not give rise to “deferred compensation” for this purpose unless they involve additional deferral features.

Other Tax Considerations. This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the A&R Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the A&R Plan, including the application and effect of foreign state and local taxes, and any changes in the tax laws after the date of this Proxy Statement.

Amendment and Termination

The administrator may amend, alter, or discontinue the A&R Plan or any award agreement, but any such amendment is subject to the approval of our stockholders in the manner and to the extent required by applicable law. In addition, without limiting the foregoing, unless approved by our stockholders and subject to the terms of the A&R Plan, no such amendment shall be made that would (i) increase the maximum aggregate number of shares that may be subject to awards granted under the A&R Plan; (ii) reduce the minimum exercise price for options or stock appreciation rights granted under the A&R Plan; or (iii) reduce the exercise price of outstanding options or stock appreciation rights, as prohibited by the terms of the A&R Plan, without stockholder approval.

No amendment, suspension or termination of the A&R Plan will impair the rights of any participant with respect to an outstanding award, unless mutually agreed otherwise between the participant and the administrator, which agreement must be in writing and signed by the participant and us, except that no such agreement will be required if the administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for us, the A&R Plan, or the award to satisfy any applicable law or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such award, or that any such diminishment has been adequately compensated, except that this exception shall not apply following a change of control. Termination of the A&R Plan will not affect the administrator’s ability to exercise the powers granted to it hereunder with respect to awards granted under the A&R Plan prior to the date of such termination.

Awards Granted to Certain Persons in Fiscal 2021

The table below sets forth information pertaining to stock options and shares of restricted stock and restricted stock units that were granted in fiscal 2021 pursuant to our 2020 Plan to the persons or groups named below.

Name and Position	Total Number Shares Underlying Stock Options	Dollar Value of Stock Options	Total Number of Shares of Restricted Stock (1)	Dollar Value of Shares of Restricted Stock (1)
Nirajkumar Patel	—	$—	63,294	$781,660
Eric Mosser	—	$—	33,796	$538,584
Mark Thoenes	—	$—	—	$—
All current executive officers as a group	—	$—	97,090	$1,320,244
All current non-employee directors as a group	—	$—	—	$—
All employees except for named executive officers as a group	—	$—	59,160	$632,315

(1)	Reflects the actual number of shares issued to such individuals.

PROPOSAL 3 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

What Am I Voting On?

Stockholders are being asked to approve, on a non-binding, advisory basis, the compensation of our named executive officers.

Voting Recommendation

FOR the non-binding, advisory vote to approve the executive compensation of our named executive officers disclosed in this Proxy Statement under the section titled “executive compensation,” including the compensation tables and other narrative execution compensation disclosures therein, required by Item 402 of SEC Regulation S-K.

Summary

We believe executive compensation is an important matter for our stockholders. A fundamental principle of our executive compensation philosophy and practice continues to be to pay for performance. An executive officer’s compensation package is comprised of two components: (i) a base salary, which reflects individual performance and expertise and (ii) incentive awards. We believe that this type of compensation program is consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We urge you to read this Proxy Statement for additional details on our executive compensation, including our compensation philosophy and objectives and the fiscal 2021 compensation of the named executive officers.

This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay philosophy, policies, and procedures. This vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation. Given the information provided above and elsewhere in this Proxy Statement, the Board asks you to approve the following resolution:

“RESOLVED, that the Company’s stockholders approve the compensation of the Company’s named executive officers described in the Proxy Statement under the section titled “Executive Compensation”, including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Regulation S-K.”

As an advisory vote, this proposal is non-binding on us. However, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

PROPOSAL 4 – ADVISORY VOTE ON THE FREQUENCY THAT STOCKHOLDER ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS WILL BE TAKEN

What Am I Voting On?

Stockholders are being asked to approve, on a non-binding, advisory basis, whether the say-on-pay vote should occur every year, every two years, or every three years.

Voting Recommendation

FOR “every three years” for the frequency that stockholder advisory say-on-pay votes occur.

Summary

Executive compensation is an important matter for our stockholders. Companies are required to provide a separate stockholder advisory vote once every six years to determine whether the stockholders’ say-on-pay vote should occur every year, every two years, or every three years. We believe that approval of executive compensation should occur every three years, as stockholder feedback on executive compensation would be more useful if the success of our compensation program is judged over a period of time.

As an advisory vote, this proposal is non-binding on us. However, our Board values the opinions of our stockholders and will consider the outcome of the vote when determining how often a say-on-pay advisory vote of the stockholders should be taken.

PROPOSAL 5 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What Am I Voting On?

It is the responsibility of the Audit Committee to select and retain our independent registered public accounting firms. Our Audit Committee has appointed MaloneBailey as our independent registered public accounting firm for our fiscal year ending October 31, 2022. Although stockholder ratification of the Audit Committee’s selection of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Marcum to stockholder ratification so that our stockholders may participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select different independent registered public accounting firm for us.

Representatives of Marcum will be present at the Annual Meeting. See the section entitled “Instructions for the virtual Annual Meeting – Participating in the Virtual Annual Meeting” above for how to submit questions.

Voting Recommendation

FOR the ratification of the appointment of MaloneBailey as our independent registered public accounting firm.

Audit Fees

The following table sets forth the aggregate fees billed and incurred to both us or our subsidiaries by our independent registered public accounting firm for the years ended October 31, 2021 and 2020 for professional services by MaloneBailey.

	2021		2020
Audit and review fees	$397,500	(1)	$98,427
Audit-related fees	3,820		—
Tax fees	—		—
All other fees	—		—
Total	$311,320		$98,427

(1)	Includes fees incurred in connection with services provided in connection with the filing of our registration statement on Form S-3 and the closing of our underwritten public offering.

Pre-Approval Policies and Procedures

All audit fees are approved by the Audit Committee of our Board. The Audit Committee reviews, and in its sole discretion, pre-approves, our independent auditors’ annual engagement letter, including proposed fess and all audit and non-audit services provided by the independent auditors. Accordingly, all services described under “Audit Fees,” “Audit-related Fees,” “All Other Fees,” and “Tax Fees,” as applicable, were pre-approved by our Audit Committee. The Audit Committee may not engage the independent auditors to perform the non-audit services prohibited by law or regulations.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for, among other things, reviewing and discussing the Company’s audited financial statements with management, discussing with our independent auditors information relating to the auditors’ judgments about the quality of our accounting principles, recommending to the Board that we include the audited financial statements in our Annual Report, and overseeing compliance with the SEC requirements for disclosure of auditors’ services and activities.

Review of Audited Financial Statements

The Audit Committee reviewed our financial statements for the fiscal year ended October 31, 2021, as audited by MaloneBailey, our independent registered public accounting firm, and discussed these financial statements with management. In addition, the Audit Committee has discussed with MaloneBailey the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), as may be modified or supplemented. Furthermore, the Audit Committee has received the written disclosures and the letter from MaloneBailey required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with MaloneBailey its independence.

Generally, the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, or in determining auditor independence. However, the Board has determined that each member of the Audit Committee meets the independence criteria set forth in the applicable Nasdaq Rules and the SEC rules, and that Mr. Brooks qualifies as an “audit committee financial expert” as defined by SEC rules. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management. Accordingly, the Audit Committee’s oversight does not currently provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Recommendation

Based upon the foregoing review and discussion, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended October 31, 2021, be included in our Annual Report for such fiscal year.

Audit Committee:
Roger Brooks, Chairman
Paul Reuter
George Chuang

OTHER BUSINESS

Our Board is not aware of any other business to be considered or acted upon at the Annual Meeting other than that for which notice is provided in this Proxy Statement and the accompanying notice. In the event any other matters properly come before the Annual Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

2021 ANNUAL REPORT ON FORM 10-K

Copies of our Annual Report for fiscal 2021, which contains our Form 10-K for the fiscal year ended October 31, 2021, and consolidated financial statements, as filed with the SEC, have been included with the proxy materials. A copy may be obtained without charge to stockholders upon written request to Investor Relations at the address for our principal offices as set forth in our then-most recent filing with the SEC. In addition, copies of this document, the Annual Report and all other documents filed electronically by us may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

By Order of the Board of Directors,

Paul Reuter

Chairman
Grant, Florida
May 3, 2022

ANNEX A TO THE PROXY STATEMENT

KAIVAL BRANDS INNOVATIONS GROUP, INC.
2020 STOCK AND INCENTIVE COMPENSATION PLAN

AMENDED AND RESTATED AS OF ___________, 2022

1.     Purpose of the Plan.

The purpose of this Plan is to enhance shareholder value by linking the compensation of officers, directors, key employees and consultants of the Company to increases in the price of Kaival Brands Innovations Group, Inc. common stock and the achievement of other performance objectives, and to encourage ownership in the Company by key personnel whose long-term employment is considered essential to the Company’s continued progress and success. The Plan is also intended to assist the Company in the recruitment of new employees and to motivate, retain and encourage such employees and directors to act in the shareholders’ interest and share in the Company’s success. In addition, the purpose of this amended and restated Plan is to incorporate the ability to offer Employees options to purchase the Company’s Shares that qualify as Incentive Stock Options, subject to the approval of the shareholders of the Company.

2.     Definitions.

As used herein, the following definitions shall apply:

(a) “Administrator” means the Board, any Committee or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

(b) “Affiliate” means any Subsidiary or other entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator. The Administrator shall, in its sole discretion, determine which entities are classified as Affiliates and designated as eligible to participate in this Plan.

(c) “Applicable Law” means the requirements relating to the administration of stock option plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Shares to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

(d) “Award” means a Stock Award, Option, Stock Appreciation Right, Stock Unit, or Other Stock-Based Award granted in accordance with the terms of the Plan, or any other property (including cash) granted pursuant to the provisions of the Plan.

(e) “Awardee” means an Employee, Director or Consultant who has been granted an Award under the Plan.

(f) “Award Agreement” means a Stock Award Agreement, Option Agreement, Stock Appreciation Right Agreement, Restricted Stock Unit Agreement or Other Stock-Based Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan. The Award Agreement shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. The effectiveness of an Award shall not be subject to the Award Agreement’s being signed by the Company and/or the Participant receiving the Award unless specifically so provided in the Award Agreement.

(g) “Board” means the Board of Directors of the Company.

(h) “Change of Control” shall mean, except as otherwise provided in an Award Agreement, one of the following shall have taken place after the date of this Agreement:

(i) any one person, or group of owners of another corporation who, acting together through a merger, consolidation, purchase, acquisition of stock or the like (a “Group”), acquires ownership of Shares of the Company that, together with the Shares held by such person or Group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Shares of the Company (or other voting securities of the Company then outstanding). However, if such person or Group is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the Shares (or other voting securities of the Company then outstanding) before this transfer of the Company’s Shares (or other voting securities of the Company then outstanding), the acquisition of additional Shares (or other voting securities of the Company then outstanding) by the same person or Group shall not be considered to cause a Change of Control of the Company; or

(ii) any one person or Group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) ownership of Shares (or other voting securities of the Company then outstanding) of the Company possessing thirty percent (30%) or more of the total voting power of the Shares (or other voting securities then outstanding) of the Company where such person or Group is not merely acquiring additional control of the Company; or

(iii) a majority of the members of the Company’s Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board prior to the date of the appointment or election (the “Incumbent Board”), but excluding, for purposes of determining whether a majority of the Incumbent Board has endorsed any candidate for election to the Board, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or Group other than the Company’s Board; or

(iv) any one person or Group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or Group) all or substantially all of the assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total fair market value of all assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. A transfer of assets by the Company will not result in a Change of Control if the assets are transferred to:

(1)	a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

(2)	an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company immediately after the transfer of assets;

(3)	a person or Group that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or

(4)	an entity, at least fifty percent (50%) of the total value or voting power of which is owned directly or indirectly, by a person described in subparagraph (h)(i), above; or

(v) Shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if any payment or distribution event applicable to an Award is subject to the requirements of Section 409A(a)(2)(A) of the Code, the determination of the occurrence of a Change of Control shall be governed by applicable provisions of Section 409A(a)(2)(A) of the Code and regulations and rulings issued thereunder for purposes of determining whether such payment or distribution may then occur.

(i) “Code” means the United States Internal Revenue Code of 1986, as amended, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

(j) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan or, in the absence of any such special appointment, the Compensation Committee of the Board. If there is no Compensation Committee, the full Board shall constitute the Committee.

(k) “Common Shares” means the Common Stock of the Company, $.001 par value, or any security of the Company issued in substitution, exchange or lieu thereof.

(l) “Company” means Kaival Brands Innovations Group, Inc., a Delaware corporation, or, except as utilized in the definition of Change of Control, its successor.

(m) “Consultant” means an individual providing services to the Company or any of its Affiliates as an independent contractor, and includes prospective consultants who have accepted offers of consultancy for the Company or any of its Affiliates, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) otherwise qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.

(n) “Conversion Award” has the meaning set forth in Section 4(b)(xii) of the Plan.

(o) “Director” means a member of the Board. Any Director who does not serve as an employee of the Company is referred to herein as a “Non-employee Director.”

(p) “Disability” means (i) “Disability” as defined in any employment, consulting or similar agreement to which the Participant is a party, or (ii) if there is no such agreement or it does not define “Disability,” (A) permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant, or (B) if there is no such plan applicable to the Participant or the Committee determines otherwise in an applicable Award Agreement, “Disability” shall mean the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean permanent and total disability as defined in Section 22(e)(3) of the Code and, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, the foregoing definition shall apply for purposes of vesting of such Award, provided that such Award shall not be settled until the earliest of: (x) the Participant’s “disability” within the meaning of Section 409A of the Code, (y) the Participant’s “separation from service” within the meaning of Section 409A of the Code and (z) the date such Award would otherwise be settled pursuant to the terms of the Award Agreement.

(q) “Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.

(r) “Employee” means a regular, active employee of the Company or any Affiliate, including an Officer or Director who is also a regular, active employee of the Company or any Affiliate. The Administrator shall determine whether the Chairman of the Board qualifies as an “Employee.” For any and all purposes under the Plan, the term “Employee” shall not include a person hired as a leased employee, Consultant or a person otherwise designated by the Administrator, the Company or an Affiliate at the time of hire as not eligible to participate in or receive benefits under the Plan or not on the payroll, even if such ineligible person is subsequently determined to be a common law employee of the Company or an Affiliate or otherwise an employee by any governmental or judicial authority. Unless otherwise determined by the Administrator in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment and to have ceased to be an Employee if his or her employer ceases to be an Affiliate, even if he or she continues to be employed by such employer.

(s) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended and any successor thereto.

(t) “Fair Market Value” means the closing price for the Common Shares reported on a consolidated basis on the primary national securities exchange on which such Common Shares are traded on the date of measurement, or if the Common Shares were not traded on such measurement date, then on the next preceding date on which Common Shares were traded, all as reported by such source as the Committee may select. If the Common Shares are not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion, taking into account, to the extent appropriate, the requirements of Section 409A of the Code and bid and offered prices on any applicable over the counter market.

(u) “Grant Date” means, with respect to each Award, the date upon which the Award is granted to an Awardee pursuant to this Plan, which may be a designated future date as of which such Award will be effective, as determined by the Committee.

(v) “Incentive Stock Option” means an Option that is identified in the Option Agreement as intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder, and that actually does so qualify.

(w) “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

(x) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y) “Option” means a right granted under Section 8 of the Plan to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Incentive Stock Options and Nonqualified Stock Options may be granted under the Plan.

(z) “Other Stock-Based Award” means an Award granted pursuant to Section 12 of the Plan on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Other Stock-Based Award Agreement”).

(aa) “Participant” means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

(bb) “Performance Criteria” shall have the meaning set forth in Section 13(b) of the Plan.

(cc) “Plan” means this 2020 Stock and Incentive Compensation Plan, as set forth herein and as hereafter amended from time to time.

(dd) “Securities Act” means the United States Securities Act of 1933, as amended.

(ee) “Share” means a Common Share, as adjusted in accordance with Section 15 of the Plan.

(ff) “Stock Appreciation Right” means a right granted under Section 10 of the Plan on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Stock Appreciation Right Agreement”).

(gg) “Stock Award” means an award or issuance of Shares made under Section 11 of the Plan, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

(hh) “Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

(ii) “Stock Unit Award” means an award or issuance of Stock Units made under Section 12 of the Plan, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Unit Award Agreement”).

(jj) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock, in one of the other corporations in such chain.

(kk) “Termination for Cause” means, unless otherwise provided in an Award Agreement, Termination of Employment on account of any act of fraud or intentional misrepresentation or embezzlement, misappropriation or conversion of assets of the Company or any Affiliate, or the intentional and repeated violation of the written policies or procedures of the Company, provided that, for an Employee who is party to an individual severance or employment agreement defining Cause, “Cause” shall have the meaning set forth in such agreement except as may be otherwise provided in such agreement. For purposes of this Plan, a Participant’s Termination of Employment shall be deemed to be a Termination for Cause if, after the Participant’s employment has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Committee, a Termination for Cause.

(ll) “Termination of Employment” means, for purposes of this Plan, unless otherwise determined by the Administrator, ceasing to be an Employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company and any of its Subsidiaries or Affiliates. Unless otherwise determined by the Committee in the terms of an Award Agreement or otherwise, if a Participant’s employment with the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a Non-employee Director capacity, such change in status shall not be deemed a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant does not immediately thereafter become an Employee of (or service provider for), or member of the board of directors of, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment. In addition, Termination of Employment shall mean a “separation from service” as defined in regulations issued under Code Section 409A whenever necessary to ensure compliance therewith for any payment or settlement of a benefit conferred under this Plan that is subject to such Code section, and, for such purposes, shall be determined based upon a reduction in the bona fide level of services performed to a level equal to twenty percent (20%) or less of the average level of services performed by the Employee during the immediately preceding 36-month period.

3.     Stock Subject to the Plan.

(a) Aggregate Limit. Subject to the provisions of Section 15(a) of the Plan, the maximum aggregate number of Shares which may be subject to or delivered under Awards granted under the Plan is 15,000,000 Shares. Shares subject to or delivered under Conversion Awards shall not reduce the aggregate number of Shares which may be subject to or delivered under Awards granted under this Plan. The Shares issued under the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

(b) Code Section 422 Limits; Limit on Awards to Directors. Subject to the provisions of Section 15(a) of the Plan, the aggregate number of Shares that may be subject to all Incentive Stock Options granted under the Plan shall not exceed the total aggregate number of Shares that may be subject to or delivered under Awards under the Plan, as the same may be amended from time to time. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Non-employee Director during any single calendar year shall not exceed 125,000 Shares.

(c) Share Counting Rules.

(i) For purposes of this Section 3 of the Plan, Shares subject to Awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part) shall not reduce the aggregate number of Shares which may be subject to or delivered under Awards granted under this Plan and shall be available for future Awards granted under this Plan.

(ii) Shares subject to Awards that have been retained by the Company in payment or satisfaction of the purchase price of an Award or the tax withholding obligation of an Awardee, and Shares that have been delivered (either actually or constructively by attestation) to the Company in payment or satisfaction of the purchase price of an Award or the tax withholding obligation of an Awardee, shall again be available for grant under the Plan.

(iii) Conversion Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on Awards to a Participant under subsection (b), above, nor shall Shares subject to a Conversion Award again be available for an Award under the Plan as provided in this subsection (c).

4.     Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. The Plan shall be administered by the Board, a Committee designated by the Board to so administer this Plan and/or their respective delegates.

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

(iii) Other Administration. To the extent required by the rules of the principal U.S. national securities exchange on which the Shares are traded, if applicable, the members of the Committee shall also qualify as “independent directors” as set forth in such rules. Except to the extent prohibited by Applicable Law, the Board or a Committee may delegate to a Committee of one or more Directors or to authorized officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not subject to Section 16 of the Exchange Act.

(iv) Awards to Directors. The Board shall have the power and authority to grant Awards to Non-employee Directors, including the authority to determine the number and type of awards to be granted; determine the terms and conditions, not inconsistent with the terms of this Plan, of any award; and to take any other actions the Board considers appropriate in connection with the administration of the Plan.

(v) Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

(i) to select the Non-employee Directors, Consultants and Employees of the Company or its Affiliates to whom Awards are to be granted hereunder;

(ii) to determine the number of Common Shares to be covered by each Award granted hereunder;

(iii) to determine the type of Award to be granted to the selected Employees,
Consultants and Non-employee Directors;

(iv) to approve forms of Award Agreements;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price, the time or times when an Award may be exercised (which may or may not be based on Performance Criteria), the vesting schedule, any vesting and/or exercisability provisions, terms regarding acceleration of Awards or waiver of forfeiture restrictions, the acceptable forms of consideration for payment for an Award, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(vi) to correct administrative errors;

(vii) to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

(viii) to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt rules and procedures regarding the conversion of local currency, the shift of tax liability from employer to employee (where legally permitted) and withholding procedures and handling of stock certificates which vary with local requirements, and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(x) to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such modification or amendment (A) is subject to the minimum vesting provisions under the Plan, if any, and the plan amendment provisions set forth in Section 16 of the Plan, and (B) may not materially impair any outstanding Award unless agreed to in writing by the Participant, except that such agreement shall not be required if the Administrator determines in its sole discretion that such modification or amendment either (Y) is required or advisable in order for the Company, the Plan or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (Z) is not reasonably likely to significantly diminish the benefits provided under such Award, or that adequate compensation has been provided for any such diminishment, except following a Change of Control;

(xi) to allow or require Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of a Nonqualified Stock Option or vesting of a Stock Award or Stock Unit Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xii) to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by awardees of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity;

(xiii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiv) to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resale by a Participant or of other subsequent transfers by the Participant of any Shares issued as a result of or under an Award or upon the exercise of an Award, including, without limitation, (A) restrictions under an insider trading policy, (B) restrictions as to the use of a specified brokerage firm for such resale or other transfers, and (C) institution of “blackout” periods on exercises of Awards;

(xv) to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and

(xvi) to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c) Effect of Administrator’s Decision. All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

(d) Indemnity. To the extent allowable under Applicable Law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan, and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Articles of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

5.     Eligibility.

Awards may be granted only to Directors, Employees and Consultants of the Company or any of its Affiliates; provided, however, that Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries (within the meaning of Section 424(f) of the Code).

6.     Term of Plan.

The Plan shall become effective upon its approval by shareholders of the Company. It shall continue in effect from the date the Plan is approved by the shareholders of the Company (the “Effective Date”) until terminated under Section 16 of the Plan.

7.     Term of Award.

Subject to the provisions of the Plan, the term of each Award shall be determined by the Administrator and stated in the Award Agreement and may extend beyond the termination of the Plan. In the case of an Option or a Stock Appreciation Right, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the term of Awards other than Awards that are structured to qualify as Incentive Stock Options under Section 9 shall be extended automatically if the Award would expire at a time when trading in Common Shares is prohibited by law or the Company’s insider trading policy to the 30th day after the expiration of the prohibition.

8.     Options.

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals.

(a) Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Option and the means of payment of such exercise price, (iv) the term of the Option, (v) such terms and conditions regarding the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

(b) Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be determined by the Administrator, except that the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date, except with respect to Conversion Awards.

(c) No Option Repricings. Subject to Section 15(a) of the Plan, the exercise price of an Option may not be reduced without shareholder approval, nor may outstanding Options be cancelled in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Option without shareholder approval.

(d) No Reload Grants. Options shall not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of Shares to the Company in payment of the exercise price and/or tax withholding obligation under any other employee stock option.

(e) Vesting Period and Exercise Dates. Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator and as specified in the Option Agreement. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued active employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

(f) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

(i) cash;

(ii) check or wire transfer (denominated in U.S. Dollars);

(iii) subject to any conditions or limitations established by the Administrator, other Shares which were held for a period of more than six (6) months on the date of surrender and which have a Fair Market Value on the date of surrender equal to or greater than the aggregate exercise price of the Shares as to which said Option shall be exercised (it being agreed that the excess of the Fair Market Value over the aggregate exercise price, if any, shall be refunded to the Awardee in cash);

(iv) subject to any conditions or limitations established by the Administrator, the Company withholding Shares otherwise issuable upon exercise of an Option;

(v) consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator and in compliance with Applicable Law;

(vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law; or

(vii) any combination of the foregoing methods of payment.

(g) Procedure for Exercise; Rights as a Shareholder.

(i) Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the applicable Option Agreement.

(ii) An Option shall be deemed exercised when (A) the Company receives (1) written or electronic notice of exercise (in accordance with the Option Agreement or procedures established by the Administrator) from the person entitled to exercise the Option and (2) full payment for the Shares with respect to which the related Option is exercised, and (B) with respect to Nonqualified Stock Options, provisions acceptable to the Administrator have been made for payment of all applicable withholding taxes.

(iii) Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iv) The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

9.     Incentive Stock Option Limitations/Terms.

(a) Eligibility. Only Employees (who qualify as employees under Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options. No Incentive Stock Option shall be granted to any such Employee who as of the Grant Date owns stock possessing more than 10% of the total combined voting power of the Company unless at the time such Option is granted the Option exercise price is at least 110% of the Fair Market Value of the Shares subject to the Option on the Grant Date and such Option by its terms is not exercisable after the expiration of 5 years from the Grant Date.

(b) $100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 9(b) of the Plan, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c) Transferability. The Option Agreement must provide that an Incentive Stock Option is not transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonqualified Stock Option.

(d) Exercise Price. The per Share exercise price of an Incentive Stock Option shall in no event be inconsistent with the requirements for qualification of the Incentive Stock Option under Section 422 of the Code.

(e) Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code. If any such terms and conditions, as of the Grant Date or any later date, do not so comply, the Option will be treated thereafter for tax purposes as a Nonqualified Stock Option.

10.  Stock Appreciation Rights.

A “Stock Appreciation Right” or “SAR” is a right that entitles the Awardee to receive, in cash or Shares (as determined by the Administrator), value equal to or otherwise based on the excess of (i) the Fair Market Value of a specified number of Shares at the time of exercise over (ii) the aggregate exercise price of the right, as established by the Administrator on the Grant Date. All Stock Appreciation Rights under the Plan shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 8 of the Plan. Stock Appreciation Rights may be granted to Awardees either alone (“freestanding”) or in addition to or in tandem with other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 8 of the Plan. However, any Stock Appreciation Right granted in tandem with an Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option, and shall be based on the Fair Market Value of one Share on the Grant Date or, if applicable, on the Grant Date of the Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code). Subject to the provisions of Section 8 of the Plan, the Administrator may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate.

11.  Stock Awards.

(a) Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the Performance Criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award, and (vi) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. The Committee may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate.

(b) Restrictions and Performance Criteria. The grant, issuance, retention and/or vesting of Stock Awards issued to Employees may be subject to such Performance Criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, the occurrence of a specified corporate event, personal performance evaluations and/or completion of service by the Awardee. Awards with vesting conditions that are based upon Performance Criteria and level of achievement versus such criteria are referred to as “Performance Stock Awards” and Awards with vesting conditions that are based upon continued employment or the passage of time are referred to as “Restricted Stock Awards.”

(c) Rights as a Shareholder. Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Any certificate issued in respect of a Restricted Stock Award shall be registered in the name of the applicable Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the applicable Participant shall have delivered a stock power, endorsed in blank, relating to the Common Shares covered by such Award. The Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber a Stock Award.

12.  Stock Unit Awards and Other Stock-Based Awards.

(a) Stock Unit Awards. Each Stock Unit Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Unit Award or a formula for determining such number, (ii) the Performance Criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, and/or vested, (iii) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (iv) restrictions on the transferability of the Stock Unit Award, and (v) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. The Committee may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate.

(b) Restrictions and Performance Criteria. The grant, issuance, retention and/or vesting of Stock Unit Awards issued to Employees may be subject to such Performance Criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, the occurrence of a specified corporate event, personal performance evaluations and/or completion of service by the Awardee. Awards with vesting conditions that are based upon Performance Criteria and level of achievement versus such criteria are referred to as “Performance Stock Unit Awards” and Awards with vesting conditions that are based upon continued employment or the passage of time are referred to as “Restricted Stock Unit Awards.”

(c) Rights as a Shareholder. Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant.

(d) Other Stock-Based Award. An “Other Stock-Based Award” means any other type of equity-based or equity-related Award not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares), as well as any cash-based bonus based on the attainment of Performance Criteria as described in Section 13(b), in such amount and subject to such terms and conditions as the Administrator shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares or pursuant to attainment of a performance goal. Each Other Stock-Based Award will be evidenced by an Award Agreement containing such terms and conditions as may be determined by the Administrator.

(e) Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares or a target amount of cash, as determined by the Administrator. The Administrator may establish Performance Criteria in its discretion. If the Administrator exercises its discretion to establish Performance Criteria, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

(f) Payment of Other Stock-Based Awards. Payment, if any, with respect to Other Stock-Based Awards shall be made in accordance with the terms of the Award, in cash or Shares as the Administrator determines.

13.  Other Provisions Applicable to Awards.

(a) Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution, including but not limited to any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment or transfer shall be of no effect prior to the date an Award is vested and settled. The Administrator may only make an Award transferable to an Awardee’s family member or any other person or entity provided the Awardee does not receive consideration for such transfer. If the Administrator makes an Award transferable, either as of the Grant Date or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

(b) Performance Criteria. For purposes of this Plan, the term “Performance Criteria” shall mean any one or more criteria based on financial performance, the occurrence of a specified corporate event (such as an acquisition or merger), personal performance evaluations and/or completion of service, either individually, alternatively or in any combination, applied, as applicable, to either the Company as a whole or to a Subsidiary, business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award or by duly adopted resolution. The Administrator may establish specific performance targets (including thresholds and whether to exclude certain extraordinary, non-recurring, or similar items) and Award amounts, subject to the right of the Administrator to exercise discretion to adjust payment amounts, either up or down, following the conclusion of the performance period on the basis of such further considerations as the Administrator in its sole discretion shall determine. Extraordinary, non-recurring items that may be the basis of adjustment include, but are not limited to, acquisitions or divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, and foreign exchange gains or losses.

(c) Termination of Employment or Board Membership. The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Non-employee Director for any reason or a Termination of Employment due to Disability, death, or otherwise (including Termination for Cause) shall have on any Award. Unless otherwise provided in the Award Agreement:

(i) Upon termination from membership on the Board by a Non-employee Director for any reason other than Disability or death, any Option or SAR held by such Director that (1) has not vested and is not exercisable as of the effective date of such termination from membership on the Board shall be subject to immediate cancellation and forfeiture, or (2) is vested and exercisable as of the effective date of such termination shall remain exercisable for one year thereafter, or the remaining term of the Option or SAR, if less. Any unvested Stock Award, Stock Unit Award or Other Stock Based Award held by a Non-employee Director at the time of termination from membership on the Board for a reason other than Disability or death shall be immediately cancelled and forfeited.

(ii) Termination from membership on the Board by a Non-employee Director due to Disability or death shall result in full vesting of any outstanding Options or SARs and vesting of a prorated portion of any Stock Award, Stock Unit Award or Other Stock Based Award based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the termination from membership on the Board by a Non-employee Director due to Disability or death occurs over the total number of months in such period. Any Options or SARs that vest upon Disability or death shall remain exercisable for one year thereafter, or the remaining term of the Option or SAR, if less. In the case of any Stock Award, Stock Unit Award or Other Stock Based Award that vests on the basis of attainment of Performance Criteria, the pro-rata vested amount shall be based upon the target award.

(iii) Upon Termination of Employment due to Disability or death, any Option or SAR held by an Employee shall, if not already fully vested, become fully vested and exercisable as of the effective date of such Termination of Employment and shall remain exercisable for one year after such Termination of Employment due to Disability or death, or, in either case, the remaining term of the Option or SAR, if less. Termination of Employment due to Disability or death shall result in vesting of a prorated portion of any Stock Award, Stock Unit Award or Other Stock Based Award based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the Termination of Employment due to Disability or death occurs over the total number of months in such period. In the case of any Stock Award, Stock Unit Award or Other Stock Based Award that vests on the basis of attainment of Performance Criteria, the pro-rata vested amount shall be based upon the target award.

(iv) Any other Termination of Employment shall result in immediate cancellation and forfeiture of all outstanding Awards that have not vested as of the effective date of such Termination of Employment, and any vested and exercisable Options and SARs held at the time of such Termination of Employment shall remain exercisable for ninety (90) days thereafter, or the remaining term of the Option or SAR, if less. Notwithstanding the foregoing, all outstanding and unexercised Options and SARs shall be immediately cancelled in the event of a Termination for Cause.

14.  Dividends and Dividend Equivalents.

Awards other than Options and Stock Appreciation Rights may provide the Awardee with the right to receive dividend payments or dividend equivalent payments on the Shares subject to the Award, whether or not such Award is vested. Notwithstanding the foregoing, dividends or dividend equivalents shall not be paid with respect to Stock Awards, Stock Unit Awards or Other Stock-Based Awards that vest based on the achievement of performance goals prior to the date the performance goals are satisfied and the Award is earned, and then shall be payable only with respect to the number of Shares or Stock Units actually earned under the Award. Such payments may be made in cash, Shares or Stock Units or may be credited as cash or Stock Units to an Awardee’s account and later settled in cash or Shares or a combination thereof, as determined by the Administrator. Such payments and credits may be subject to such conditions and contingencies as the Administrator may establish.

15.  Adjustments upon Changes in Capitalization, Organic Change or Change of Control.

(a) Adjustment Clause. In the event of (i) a stock dividend, extraordinary cash dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a “Share Change”), or (ii) a merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Company or any of its Subsidiaries (each, an “Organic Change”), the Administrator or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (i) the Share limitations set forth in Section 3 of the Plan, (ii) the number and kind of Shares covered by each outstanding Award, and (iii) the price per Share subject to each such outstanding Award. In the case of Organic Changes, such adjustments may include, without limitation, (x) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator or the Board in its sole discretion (it being understood that in the case of an Organic Change with respect to which shareholders receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Organic Change over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (y) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (z) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). The Committee may adjust in its sole discretion the Performance Criteria applicable to any Awards to reflect any Share Change and any Organic Change and any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or the Company’s other SEC filings. Any adjustment under this Section 15(a) need not be the same for all Participants.

(b) Change of Control. In the event of a Change of Control, unless otherwise determined by the Administrator as of the Grant Date of a particular Award (or subsequent to the Grant Date), the following acceleration, exercisability and valuation provisions shall apply:

(i) On the date that such Change of Control occurs, any or all Options and Stock Appreciation Rights awarded under this Plan not previously exercisable and vested shall, if not assumed, or substituted with a new award, by the successor to the Company, become fully exercisable and vested, and if the successor to the Company assumes such Options or Stock Appreciation Rights or substitutes other awards for such Awards, such Awards (or their substitutes) shall become fully exercisable and vested if the Participant’s employment is terminated (other than a Termination for Cause) within two years following the Change of Control.

(ii) Except as may be provided in an individual severance or employment agreement (or severance plan) to which an Awardee is a party, in the event of an Awardee’s Termination of Employment within two years after a Change of Control for any reason other than because of the Awardee’s death, Disability or Termination for Cause, each Option and Stock Appreciation Right held by the Awardee (or a transferee) that is vested following such Termination of Employment shall remain exercisable until the earlier of the third anniversary of such Termination of Employment (or any later date until which it would remain exercisable under such circumstances by its terms) or the expiration of its original term. In the event of an Awardee’s Termination of Employment more than two years after a Change of Control, or within two years after a Change of Control because of the Awardee’s death, Disability or Termination for Cause, the provisions of Section 13(c) of the Plan shall govern (as applicable).

(iii) On the date that such Change of Control occurs, the restrictions and conditions applicable to any or all Stock Awards, Stock Unit Awards and Other Stock-Based Awards that are not assumed, or substituted with a new award, by the successor to the Company shall lapse and such Awards shall be fully vested. Unless otherwise provided in an Award Agreement at the Grant Date, upon the occurrence of a Change of Control without assumption or substitution of the Awards by the successor, any performance-based Award shall be deemed fully earned at the target amount as of the date on which the Change of Control occurs. All Stock Awards, Stock Unit Awards and Other Stock-Based Awards shall be settled or paid within thirty (30) days of vesting hereunder. Notwithstanding the foregoing, if the Change of Control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Code, and the regulations thereunder, the Awardee shall be entitled to receive the Award from the Company on the date that would have applied absent this provision. If the successor to the Company does assume (or substitute with a new award) any Stock Awards, Stock Unit Awards and Other Stock-Based Awards, all such Awards shall become fully vested if the Participant’s employment is terminated (other than a Termination for Cause) within two years following the Change of Control, and any performance-based Award shall be deemed fully earned at the target amount effective as of such Termination of Employment.

(iv) The Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine, and if there is no excess value, the Committee may, in its discretion, cancel such Awards.

(v) An Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change of Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-Based Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company with a fair market value substantially equal to the per Share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of whether fair market value is substantially equal shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(c) Section 409A. Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 14(a) of the Plan to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to Section 15(a) of the Plan to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that, after such adjustment, the Awards either continue not to be subject to Section 409A of the Code or comply with the requirements of Section 409A of the Code; (iii) the Administrator shall not have the authority to make any adjustments pursuant to Section 15(a) of the Plan to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code to be subject thereto; and (iv) if any Award is subject to Section 409A of the Code, Section 15(b) of the Plan shall be applicable only to the extent specifically provided in the Award Agreement and permitted pursuant to Section 24 of the Plan in order to ensure that such Award complies with Code Section 409A.

16.  Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the shareholders of the Company to the extent required by Applicable Law. In addition, unless approved by the Board (and the shareholders of the Company to the extent required by Applicable Law) and subject to Section 16(b), no such amendment shall be made that would:

(i) increase the maximum aggregate number of Shares which may be subject to Awards granted under the Plan;

(ii) reduce the minimum exercise price for Options or Stock Appreciation Rights granted under the Plan; or

(iii) reduce the exercise price of outstanding Options or Stock Appreciation Rights, as prohibited by Section 8(c) without shareholder approval.

(b) Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall impair the rights of any Participant with respect to an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company, except that no such agreement shall be required if the Administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated, except that this exception shall not apply following a Change of Control. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c) Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the shareholders of the Company for approval, if required, shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted shares or restricted share units or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

17.  Designation of Beneficiary.

(a) An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Awards or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with the Company or an Affiliate, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b) Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the legal representative of the Awardee’s estate to exercise the Award.

18.  No Right to Awards or to Employment.

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

19.  Legal Compliance.

Shares shall not be issued pursuant to an Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-Based Award unless such Option, Stock Appreciation Right, Stock Award or Other Stock-Based Award and the issuance and delivery of such Shares shall comply with Applicable Law and shall be further subject to the approval of counsel for the Company with respect to such compliance. Unless the Awards and Shares covered by this Plan have been registered under the Securities Act or the Company has determined that such registration is unnecessary, each person receiving an Award and/or Shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

20.   Inability to Obtain Authority.

To the extent the Company is unable to or the Administrator deems it unfeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be advisable or necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.  Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22.  Notice.

Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received. Any notice to a Participant hereunder shall be addressed to the last address of record with the Company and shall be effective when sent via first class mail, courier service, or electronic mail to such last address of record.

23.  Governing Law; Interpretation of Plan and Awards.

(a) This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware, except as to matters governed by U.S. federal law.

(b) In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(c) The headings preceding the text of each section hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d) The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

24.  Section 409A.

It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Administrator specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Administrator determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change of Control, shall be set forth in the applicable Award Agreement, deferral election forms and procedures, and rules established by the Administrator, and shall comply in all respects with Section 409A of the Code. The following rules will apply to Awards intended to be subject to Section 409A of the Code (“409A Awards”):

(a) If a Participant is permitted to elect to defer an Award or any payment under an Award, such election will be permitted only at times in compliance with Code Section 409A.

(b) The Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A.

(c) Any distribution of a 409A Award following a Termination of Employment that would be subject to Code Section 409A(a)(2)(A)(i) as a distribution following a separation from service of a “specified employee” as defined under Code Section 409A(a)(2)(B)(i), shall occur no earlier than the expiration of the six-month period following such Termination of Employment.

(d) In the case of any distribution of a 409A Award, if the timing of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.

(e) In the case of an Award providing for distribution or settlement upon vesting or the lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution or settlement shall be made not later than March 15 of the year following the year in which the Award vested or the risk of forfeiture lapsed.

(f) Notwithstanding anything herein to the contrary, neither the Company nor the Administrator makes any representation or guarantee that the Plan or its administration shall comply with Code Section 409A, and in no event shall the Company or the Administrator be liable for the payment of, or any gross up payment in connection with, any taxes or penalties owed by the Participant pursuant to Code Section 409A.

25.  Limitation on Liability.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

(a) The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b) Tax or Exchange Control Consequences. Any tax consequence expected, but not realized, or any exchange control obligation owed, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

26.  Unfunded Plan.

Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards, Stock Unit Awards or Other Stock-Based Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation. Neither the Company nor the Administrator shall be deemed to be a trustee of Shares or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

27.  Foreign Employees and Consultants.

Awards may be granted hereunder to Employees and Consultants who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Administrator may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

28.  Tax Withholding.

Each Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to any Award under the Plan no later than the date as of which any amount under such Award first becomes includible in the gross income of the Participant for any tax purposes with respect to which the Company has a tax withholding obligation. Unless otherwise determined by the Company, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement; provided, however, that not more than the maximum statutory withholding requirement may be settled with Shares that are part of the Award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any vested Shares or any other payment due to the Participant at that time or at any future time. The Administrator may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Shares.

28.  Cancellation of Award; Forfeiture of Gain.

Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award will be cancelled and the Participant will forfeit the Shares or cash received or payable on the vesting or exercise of the Award, and that the amount of any proceeds of the sale or gain realized on the vesting or exercise of the Award must be repaid to the Company, under such conditions as may be required by Applicable Law or established by the Committee in its sole discretion.

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

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VOTE/ATTEND VIRTUAL MEETING

If you would like to vote/attend this year's virtual meeting to be held on May 23,2022 at 11:00 a.m. Eastern Time, please follow the instructions on the reverse side.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Kaival Brands Innovations Group, Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSAL 2, 3, 4 AND 5.

(1) Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Nirajkumar Patel 02 Eric Mosser 03 Paul Reuter 04 Roger Brooks 05 George Chuang

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

Date	**Signature**	**Signature, if held jointly**
____________________	______________________________	______________________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

4860-8315-9582.1

KAIVAL BRANDS INNOVATIONS GROUP, INC.

Annual Meeting of Stockholders

May 23, 2022

KAIVAL BRANDS INNOVATIONS GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Paul Reuter, with full power of substitution, as proxy to represent and vote all shares of Common Stock of Kaival Brands Innovations Group, Inc. (the “Company”), which the undersigned will be entitled to personally present at the Annual Meeting of the Stockholders of the Company to be held on May 23, 2022, at 11:00 a.m., Eastern Time, upon matters set forth in the Proxy Statement, a copy of which has been received by the undersigned. Each share of common stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of the listed nominees as directors, FOR the approval of our Amended and Restated 2020 Stock and Incentive Compensation Plan, FOR the advisory vote on the compensation of our named executive officers, THREE YEARS for the advisory vote on the frequency of that stockholder advisory vote, FOR the ratification of MaloneBailey, LLP as our independent registered public accounting firm, and to consider and act on such other matters that legally come before the meeting, as said proxy(s) may deem advisable.

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)